UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-23939

AB CARVAL CREDIT OPPORTUNITIES FUND

(Exact name of registrant as specified in charter)

1601 Utica Avenue South, Suite 1000

Minneapolis, MN 55416

(Address of principal executive offices) (Zip code)

Matthew Johnson

AB CarVal Investors L.P.

1601 Utica Avenue South, Suite 1000

Minneapolis, MN 55416

(Name and address of agent for service)

Registrant’s telephone number, including area code: 952-444-4780

Date of fiscal year end: June 30, 2026

Date of reporting period: June 30, 2026

ITEM 1. REPORTS TO STOCKHOLDERS.

June 30, 2026

ANNUAL REPORT

AB CARVAL CREDIT OPPORTUNITIES FUND

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov.

The [A/B] logo and AllianceBernstein® are registered trademarks used by permission of the owner, AllianceBernstein L.P.

MANAGEMENT REPORT

This report provides certain information for the AB CarVal Credit Opportunities Fund (the “Fund”) for the annual reporting period ended June 30, 2026.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

The Credit Opportunities Fund seeks to maximize total return, consisting of current income and capital appreciation. The Fund provides differentiated credit exposure through a barbell strategy across private and public credit.

The Fund’s private credit focus is diversified and includes specialty finance, aircraft leasing and energy transition investments, while public investments include securitized credit, leveraged loans and high-yield bonds. The Fund also provides geographic diversification by sourcing opportunities across both the US and Western Europe. We continued to build a robust pipeline of opportunities in the first half of 2026.

The Fund is designed around three core principles: to deliver strong income, to provide low volatility and to exhibit low correlation and lower drawdowns relative to broader fixed-income markets. The Fund’s investment approach emphasizes high contractual income backed by assets, lower volatility relative to public high yield, and low correlation to traditional credit markets.

The strategy dynamically allocates across public and private asset-based opportunities to capture dislocations while maintaining a strong risk profile.

Risk & Portfolio Profile (Since Inception through June 30, 2026)

•	Realized volatility of 1.7% vs. 3.0% for high yield
•	Beta of 0.21 to high yield
•	Correlation of 0.38 to high yield
•	Effective duration of 2.25 years

The portfolio remains broadly diversified across sectors, geographies and instrument types. This reflects an emphasis on asset-backed exposures, shorter-duration assets, floating-rate income and structural protections.

Performance was driven by private consumer credit and housing-related loan portfolios and commercial mortgage-backed securities. These sectors benefited from strong underlying fundamentals and consistent cash-flow generation, even as broader markets experienced volatility.

Across sectors, several themes emerged in the first half of the year:

•	Markets continued to digest higher rates and macroeconomic uncertainty
•	Fundamentals remained intact, but dispersion increased
•	Opportunities were driven by structure, selectivity and flexibility
•	The portfolio remained positioned around asset-backed investments with contractual income

ABFunds.com	AB CarVal Credit Opportunities Fund 1

•	The strategy continued to balance public-market liquidity with private-market sourcing advantages

Over the past year, the portfolio has evolved toward increased asset-based lending exposure, greater private-market sourcing and more granular collateral pools. New investment highlights in the first half of 2026 included:

•	Private loan secured by hydroelectric infrastructure
•	Private purchase of a German SME loan portfolio
•	Spanish consumer loans
•	Forward-flow agreement for power sports and outdoor power equipment
•	Auto loans
•	Multifamily and construction loans
•	Non-QM residential mortgage securitization
•	Private loan backed by a basket of leased aircraft

For the year ended June 30, 2026, the Fund delivered a return of 9.07% and outperformed the ICE BofA US High Yield Index return of 5.74%, net of fees. Key contributors included allocations to consumer and housing-related loan portfolios, while the allocation to public corporate credit detracted from performance.

The Fund generated positive monthly returns throughout 2025 and through June 30, 2026, underscoring its resilience. We believe the Fund is well positioned to deliver relative outperformance in weaker markets by focusing on investments where we can mitigate downside risk.

In the second half of 2026, we expect US economic growth to remain solid, supported by resilient consumer spending and healthy labor markets. We continue to prioritize private asset-backed investments with durable collateral coverage and strong contractual income.

2 AB CarVal Credit Opportunities Fund	ABFunds.com

PORTFOLIO SUMMARY

June 30, 2026

The breakdown is based on the Investment Manager’s internal classification and is expressed as a percentage of total investment exposure (see “Consolidated Portfolio of Investments” section of the report for additional details).

Portfolio Construction (Percent)	Country Breakdown – Long (Percent)

ABFunds.com	AB CarVal Credit Opportunities Fund 3

CONSOLIDATED PORTFOLIO OF INVESTMENTS

June 30, 2026

		Principal Amount (000)	U.S. $ Value

ASSET BACKED – 48.5%
Bonds – 44.9%
Alternative Energy – 0.1%
Dividend Solar Loans LLC Series 2019-1 5.68%, 08/22/2039(a)	U.S.$	386	$349,713
Mill City Solar Loan Ltd. Series 2019-1 5.92%, 03/20/2043(a)(b)		95	77,784
7.14%, 03/20/2043(a)(b)		89	68,475

			495,972

Commercial Mortgage-Backed Securities – 19.0%
Arbor Realty Collateralized Loan Obligation Ltd. Series 2025-BTR1, Class B 6.830% (SOFR 1 Month + 3.19%), 01/20/2041(a)(c)		1,000	1,005,237
Atrium Hotel Portfolio Trust Series 2024 9.213%, 11/10/2029(a)		3,500	3,574,456
Banc of America Merrill Lynch Series 2025 7.677% (SOFR 1 Month + 4.00%), 02/15/2042(a)(c)		2,189	2,177,049
BX Commercial Mortgage Trust Series 2026-VLT9, Class E 7.875% (SOFR 1 Month + 4.25%), 03/15/2045(a)(c)		3,500	3,465,428
BX Trust Series 2025-VLT6, Class D 6.217% (SOFR 1 Month + 2.59%), 03/15/2042(a)(c)		2,500	2,484,273
Series 2025-VOLT, Class D 6.375% (SOFR 1 Month + 2.75%), 12/15/2044(a)(c)		3,000	2,992,928
BXSC Commercial Mortgage Trust Series 2022-WSS, Class F 9.006% (SOFR 1 Month + 5.33%), 03/15/2035(a)(c)		1,590	1,585,140
CEDR Commercial Mortgage Trust Series 2022-SNAI, Class E 6.645% (SOFR 1 Month + 3.02%), 02/15/2039(a)(c)		3,000	2,941,231
Commercial Mortgage Trust Series 2024 7.927%, 12/10/2041(a)		3,690	3,737,133

4 AB CarVal Credit Opportunities Fund	ABFunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2024-WCL 8.163% (SOFR 1 Month + 4.49%), 06/15/2041(a)(c)	U.S.$	1,176	$1,169,970
CONE Commercial Mortgage Trust Series 2026-DFW3, Class D 7.117%, 05/15/2043(a)		4,000	3,984,250
DC Commercial Mortgage Trust Series 2024-HLTN, Class F 10.305%, 04/13/2040(a)		1,000	1,006,118
DGWD Trust Series 2025, Class E 7.625% (SOFR 1 Month + 4.00%), 08/15/2035(a)(c)		2,500	2,491,946
Federal Home Loan Mortgage Corp. Multifamily Structured Credit Risk Series 2026-MN14, Class B1 7.890% (SOFR 30 Day + 4.30%), 06/25/2046(a)(c)		1,700	1,697,890
GS Mortgage Securities Trust Series 2024-70P, Class E 8.965%, 03/10/2041(a)		4,100	4,141,029
HAVN Trust Series 2025, Class E 8.726% (SOFR 1 Month + 5.05%), 10/15/2035(a)(c)		3,500	3,492,168
HIH Trust Series 2024-61P, Class D 7.265% (SOFR 1 Month + 3.64%), 10/15/2041(c)(d)		2,167	2,177,754
Series 2024-61P, Class F 9.113% (SOFR 1 Month + 5.44%), 10/15/2041(a)(c)		2,777	2,792,762
HLTN Commercial Mortgage Trust Series 2026-DPLO, Class E 7.875% (SOFR 1 Month + 4.25%), 04/15/2041(a)(c)		3,000	3,024,247
ILPT Commercial Mortgage Trust Series 2025-LPF2, Class E 8.199%, 07/13/2042(a)		3,500	3,491,096
IP Mortgage Trust Series 2025-IP, Class F 7.712%, 06/10/2042(a)		5,000	5,035,434
JP Morgan Chase Commercial Mortgage Securities Trust Series 2025-PHNY, Class E 7.967% (SOFR 1 Month + 4.29%), 01/15/2041(a)(c)		2,000	2,005,458

ABFunds.com	AB CarVal Credit Opportunities Fund 5

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

MHP Commercial Mortgage Trust Series 2025-MHIL2, Class F 7.875% (SOFR 1 Month + 4.25%), 09/15/2040(a)(c)	U.S.$	2,000	$1,987,001
MILE Trust Series 2025-STNE, Class E 8.525% (SOFR 1 Month + 4.49%), 07/15/2042(a)(c)		1,300	1,296,848
National Commercial Mortgage Trust Series 2026-IND, Class E 6.775% (SOFR 1 Month + 3.15%), 06/15/2043(a)(c)		3,000	3,007,642
Pembroke Property Finance 3 DAC 6.181% (EURIBOR 3 Month + 3.95%), 06/01/2043(a)(c)	EUR	500	574,185
7.141% (EURIBOR 3 Month + 4.91%), 06/01/2043(a)(c)		1,953	2,241,651
PGA Trust Series 2024-RSR2, Class F 8.363% (SOFR 1 Month + 4.69%), 06/15/2039(a)(c)	U.S.$	1,375	1,374,339
SCG Mortgage Trust Series 2024-MSP, Class E 8.613% (SOFR 1 Month + 4.94%), 04/15/2041(a)(c)		3,500	3,524,379
SDAL Trust Series 2025 8.913% (SOFR 1 Month + 5.29%), 04/15/2042(a)(c)		2,500	2,498,927
SMRT Commercial Mortgage Trust Series 2022-MINI, Class F 7.027% (SOFR 1 Month + 3.35%), 01/15/2039(a)(c)		2,000	1,963,525
SWCH Commercial Mortgage Trust Series 2025 6.966% (SOFR 1 Month + 3.34%), 02/15/2042(a)(c)		1,000	988,405
7.915% (SOFR 1 Month + 4.24%), 02/15/2042(a)(c)		2,000	1,972,688
TAGUS-Sociedade de Titularizacao de Creditos SA/Vasco Finance No. 3 5.215% (EURIBOR 1 Month + 3.00%), 10/27/2043(a)(c)	EUR	700	795,613
6.615% (EURIBOR 1 Month + 4.40%), 10/27/2043(a)(c)		500	567,204
THPT Mortgage Trust Series 2023-THL, Class D 9.252%, 12/10/2034(a)	U.S.$	1,386	1,386,604

6 AB CarVal Credit Opportunities Fund	ABFunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

UK Logistics DAC Series 2025-2A, Class E 7.797% (SONIA + 4.05%), 08/17/2035(a)(c)	GBP	1,108	$1,457,932
Unison Trust Series 2026-2, Class A 6.00%, 07/01/2056(a)(d)(e)	U.S.$	2,070	1,953,188
Velocity Commercial Capital Loan Trust Series 2022-4, Class M4 7.501%, 08/25/2052(a)(d)(e)		1,521	1,440,600
Series 2023-3, Class M6 10.608%, 08/25/2053(a)(d)(e)		897	829,515
Series 2024-1, Class M5 10.930%, 01/25/2054(a)(d)(e)		734	721,062
Series 2024-3, M4 10.721%, 06/25/2054(a)(d)(e)		1,220	1,219,966
Series 2025-4, Class M4 9.35%, 09/25/2055(a)(d)(e)		1,813	1,782,235
Series 2025-5, Class M4 9.19%, 12/25/2055(a)(d)(e)		2,049	2,007,921
Series 2026-1, Class M4 8.48%, 02/25/2056(a)(d)(e)		3,880	3,765,653
Series 2026-2, Class M4 9.16%, 05/25/2056(a)(d)(e)		2,451	2,446,269
WBHT Commercial Mortgage Trust Series 2025-WBM, Class E 7.814% (SOFR 1 Month + 4.19%), 06/15/2042(a)(c)		3,500	3,487,808

			105,764,157

Consumer Asset Backed-Securities – 11.8%
Asimi Funding PLC Series 2024-1, Class F 10.135% (SONIA + 6.40%), 09/16/2031(a)(c)	GBP	3,829	5,145,030
BBVA Consumer Auto FTA Series 2024-1 7.883% (EURIBOR 3 Month + 5.40%), 04/21/2037(a)(c)	EUR	259	304,907
BBVA Consumer Fondo de Titulizacion Series 2026-1, Class E 5.719% (EURIBOR 3 Month + 3.50%), 05/20/2039(a)(c)		1,125	1,279,606
Series 2026-1, Class F 7.319% (EURIBOR 3 Month + 5.10%), 05/20/2039(a)(c)		1,407	1,597,710
CPS Auto Receivables Trust Series 2026-A, Class E 6.66%, 08/15/2033(a)	U.S.$	3,000	2,933,071
Series 2026-B, Class E 7.14%, 11/15/2033(a)		3,750	3,707,567

ABFunds.com	AB CarVal Credit Opportunities Fund 7

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Dowson PLC Series 2025-1, Class E 6.634% (SONIA + 2.90%), 12/20/2032(a)(c)	GBP	559	$742,497
Series 2025-1, Class F 8.984% (SONIA + 5.25%), 12/20/2032(a)(c)		829	1,098,177
Series 2026-1, Class E 6.234% (SONIA + 2.50%), 05/20/2033(a)(c)		919	1,219,004
Series 2026-1, Class F 8.434% (SONIA + 4.70%), 05/20/2033(a)(c)		1,025	1,359,606
FCT Eurotruck Lease 7.467%, 04/30/2049(d)(e)	EUR	380	433,189
9.97%, 04/30/2049(d)(e)		1,790	2,030,937
Foundation Finance Trust Series 2025-1 8.37%, 04/15/2050(a)	U.S.$	1,708	1,661,983
Series 2025-3A, Class E 8.42%, 08/15/2052(a)		3,565	3,578,290
GoodLeap Home Improvement Solutions Trust Series 2025-1 7.83%, 02/20/2049(a)		1,389	1,382,897
Series 2025-2, Class C 8.16%, 06/20/2049(a)		1,214	1,215,052
Mariner Finance Issuance Trust Series 2025-AA, Class E 8.64%, 05/20/2038(a)		1,431	1,446,384
Series 2025-BA, Class E 7.51%, 11/22/2038(a)		3,506	3,440,029
Molossus BTL PLC Series 2025-1, Class F 8.077% (SONIA + 4.33%), 03/17/2063(a)(c)	GBP	1,408	1,868,364
Republic Finance Issuance Trust Series 2025-A, Class E 7.70%, 11/20/2034(a)	U.S.$	2,448	2,422,913
Series 2026-A, Class E 7.83%, 06/20/2039(a)		2,270	2,263,508
Sabadell Consumo 4 FDT Series 4, Class E 6.551% (EURIBOR 1 Month + 4.50%), 01/28/2039(a)(c)	EUR	1,900	2,175,355
SC Germany SA Compartment Consumer Series 2022-1 7.629% (EURIBOR 1 Month + 5.50%), 10/14/2036(a)(c)		631	749,191
10.629% (EURIBOR 1 Month + 8.50%), 10/14/2036(a)(c)		561	677,308
Series 2024-1 6.929% (EURIBOR 1 Month + 4.80%), 01/14/2038(a)(c)		70	79,464

8 AB CarVal Credit Opportunities Fund	ABFunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Secucor Finance DAC Series 2025-1, Class E 6.712% (EURIBOR 1 Month + 4.50%), 09/20/2036(a)(c)	EUR	800	$911,496
Securitization of Catalogue Assets Ltd. 4.25%, 01/01/2027(d)(e)	GBP	567	752,097
6.97%, 12/13/2032(d)(e)		1,526	2,024,163
Stream Innovations Issuer Trust Series 2025-1, Class D 8.40%, 09/15/2045(a)	U.S.$	713	705,587
Series 2026-1A, Class D 8.18%, 08/15/2046(a)		2,000	1,964,191
UPG HI Issuer Trust Series 2026-1, Class C 8.43%, 02/25/2048(a)		3,000	2,979,384
Veros Auto Receivables Trust Series 2025 8.79%, 05/17/2032(d)(e)(f)		950	7,940,523
Series 2025-1, Class D 8.79%, 05/17/2032(a)		1,821	1,867,090
Series 2026-1, Class E 7.74%, 07/15/2031(a)		1,750	1,736,696

			65,693,266

Residential Mortgage-Backed Securities – 14.0%
Archwest Mortgage Trust Series 2025-RTL1, Class M1 6.809%, 10/25/2040(a)(d)(e)		2,372	2,349,435
Series 2026-RTL1, Class M2 8.555%, 04/25/2041(a)(d)(e)		2,500	2,473,100
CFMT LLC Series 2024 4.00%, 10/25/2054(a)(d)(e)		1,878	1,711,865
EFMT Series 2024-INV2 7.619%, 10/25/2069(a)(d)(e)		2,765	2,755,554
Ellington Financial Mortgage Trust Series 2025-INV4, Class B2 7.572%, 10/25/2070(a)(d)(e)		1,401	1,387,090
Series 2026-INV2, Class B2 6.952%, 02/25/2071(a)(d)(e)		2,000	1,931,956
Jeronimo Funding DAC 5.472% (EURIBOR 3 Month + 3.00%), 10/25/2064(a)(c)	EUR	400	444,716
Series 1, Class E 5.972% (EURIBOR 3 Month + 3.50%), 10/25/2064(a)(c)		941	1,036,055

ABFunds.com	AB CarVal Credit Opportunities Fund 9

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 1, Class F 6.472% (EURIBOR 3 Month + 4.00%), 10/25/2064(a)(c)	EUR	471	$509,908
Kinbane DAC Series 2025 0.00%, 06/24/2078(a)(d)(e)		874	189,993
LHOME Mortgage Trust Series 2025-RTL1, Class M2 8.379%, 01/25/2040(a)(d)(e)	U.S.$	2,000	2,014,104
MFA Trust Series 2026-INVR1, Class B1A 6.219%, 12/25/2059(a)(d)(e)		4,000	3,895,356
Mill City Mortgage Loan Trust Series 2018-4 3.099%, 04/25/2066(a)(b)		702	420,014
3.25%, 04/25/2066(a)(b)		427	339,298
11.63%, 04/25/2066(a)(b)(d)(e)(f)		7,038	15,693
Series 2019-1 3.523%, 10/25/2069(a)(b)		858	533,930
11.62%, 10/25/2069(a)(b)(d)(e)(f)		6,758	15,690
Series 2019-GS2 3.761%, 08/25/2059(a)(b)(d)(e)		652	387,511
16.87%, 08/25/2059(a)(b)(d)(e)(f)		5,936	78,564
MOO Securitization Trust Series 2026-RM2, Class M3 4.75%, 06/25/2066(a)		1,741	1,467,614
Morgan Stanley Residential Mortgage Loan Trust Series 2024 7.330%, 10/25/2069(a)(d)(e)		1,115	1,108,437
Series 2025-SPL1, Class B1 4.25%, 02/25/2065(a)(d)(e)		1,650	1,481,386
New Residential Mortgage Loan Trust Series 2018-2 5.136%, 02/25/2058(a)(d)(e)		2,021	1,522,456
Series 2019-2 4.681%, 12/25/2057(a)(d)(e)		2,608	2,002,426
Series 2019-5 4.208%, 08/25/2059(a)(d)(e)		4,893	3,274,416
Series 2019-6 4.284%, 09/25/2059(a)(d)(e)		2,945	2,141,937
Series 2019-RPL2 3.935%, 02/25/2059(a)(d)(e)		2,618	1,705,112
Series 2023 7.414%, 10/25/2063(a)(d)(e)		2,000	1,991,781
Onity Loan Investment Trust Series 2026-HB2, Class M4 3.00%, 05/25/2039(a)(d)(e)		1,062	900,226

10 AB CarVal Credit Opportunities Fund	ABFunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2026-HB3, Class M4 3.00%, 06/25/2039(a)(d)(e)	U.S.$	1,590	$1,341,717
PRET LLC Series 2025-NPL12, Class A2 6.900%, 11/25/2055(a)(d)(e)		1,800	1,799,990
Pretium Mortgage Credit Partners LLC Series 2025-NPL7, Class A2 8.354%, 07/25/2055(a)(d)(e)		1,235	1,236,244
Series 2025-NPL8, Class A2 7.991%, 08/25/2055(a)(d)(e)		778	778,715
Series 2025-NPL9, Class A2 7.507%, 08/25/2055(a)(d)(e)		515	515,751
Series 2026-RN1, Class A2 6.535%, 06/25/2066(a)(d)(e)		2,500	2,484,005
PRKCM Trust Series 2025-AFC1, Class B1 6.812%, 10/25/2060(a)(d)(e)		1,000	984,041
PRP Advisors LLC Series 2023-RCF2 4.00%, 11/25/2053(a)		1,000	950,020
Series 2025-6, Class A2 8.326%, 08/25/2028(a)(d)(e)		708	706,258
Series 2025-7, Class A2 7.449%, 08/25/2030(a)(d)(e)		807	811,830
Series 2025-RCF3 5.25%, 07/25/2055(a)(d)(e)		2,500	2,426,377
Series 2025-RCF4, Class M2 4.50%, 08/25/2055(a)(d)(e)		500	468,518
PRPM LLC Series 2025-8, Class A2 7.199%, 10/25/2030(a)(d)(e)		1,569	1,571,967
Series 2026-3, Class A2 7.573%, 04/25/2031(a)(d)(e)		2,000	2,004,469
Series 2026-RCF4, Class M2 5.25%, 06/25/2056(a)(d)(e)		2,300	2,181,140
PRPM Trust Series 2026-RCF1, Class M2 5.50%, 01/25/2056(a)(d)(e)		1,375	1,322,274
TVC Mortgage Trust Series 2026-RRTL1, Class M2 8.087%, 02/25/2041(a)(d)(e)		1,000	988,642
Verus Securitization Trust Series 2023-6 7.754%, 09/25/2068(a)(d)(e)		1,890	1,886,091
Series 2023-8, Class B2 8.067%, 12/25/2068(a)(d)(e)		398	398,638
Series 2023-INV2 7.989%, 08/25/2068(a)(d)(e)		3,139	3,125,603

ABFunds.com	AB CarVal Credit Opportunities Fund 11

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Series 2024-4 7.994%, 06/25/2069(a)(d)(e)	U.S.$	2,000	$2,010,037
Series 2024-6 7.889%, 07/25/2069(a)(d)(e)		1,402	1,410,077
Series 2024-7 7.784%, 09/25/2069(a)(d)(e)		2,264	2,277,309
Series 2024-8 7.611%, 10/25/2069(a)(d)(e)		785	788,596
Series 2024-9 7.334%, 11/25/2069(a)(d)(e)		1,538	1,540,929
Series 2025-1 7.337%, 01/25/2070(a)(d)(e)		500	498,358
Series 2025-5, Class B2 7.308%, 06/25/2070(a)(d)(e)		500	497,735
Series 2025-6, Class B2 7.333%, 07/25/2070(a)(d)(e)		571	569,140

			77,660,094

			249,613,489

Debt Investments – 3.6%
Asset Backed Securities – 1.2%
GC Customer Value RNF Issuer LP 8.79%, 06/18/2041(d)(e)		3,370	3,370,000
11.74%, 06/18/2041(d)(e)		3,370	3,370,000

			6,740,000

Residential Mortgage-Backed Securities – 2.4%
Mezzanine Finance Europe SA 9.58% (SONIA + 5.85%), 06/24/2029(c)(d)(e)	GBP	10,116	13,417,986

			20,157,986

Total Asset Backed (cost $274,100,666)			269,771,475

LOAN PORTFOLIOS – 26.9%
Debt Investments – 0.4%
Alternative Energy – 0.4%
CVI Platinum LP 0.00%, 05/02/2029(b)(d)(e)(g)	EUR	2,569	2,307,001

		Shares
Equity Investments – 26.5%
Alternative Energy – 0.5%
Coral Reef SPV S.a.r.l.(b)(d)(e)(h)		1,019,400	1,707,700
CVI SL Investment Trust IV(b)(d)(e)(h)		1,139,683	1,139,683

			2,847,383

12 AB CarVal Credit Opportunities Fund	ABFunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Shares	U.S. $ Value

Commercial Loan Portfolios – 5.0%
Elbe Investment Holdings S.a.r.l.(b)(d)(e)(h)		9,269,602	$11,328,695
Powis Finance S.a.r.l.(b)(d)(e)(h)		7,155,044	9,780,646
Silva Property Finance Ltd.(d)(e)(h)		4,399,642	6,452,771

			27,562,112

Commercial Real Estate Loans – 0.7%
CVI Thompson Holdings LLC(b)(d)(e)(h)		3,642,109	3,670,867

Consumer Loan Portfolios – 14.2%
Asker S.a.r.l.(b)(d)(e)(h)		7,739,932	11,775,324
Creditable Opportunities Fund II SCS – RAIF(b)(d)(e)(h)		8,490,041	10,561,329
CVI AF Acquisition Trust(b)(d)(e)(h)		7,516,401	7,638,505
CVI CB Holdings IV LLC(b)(d)(e)(h)		330,875	446,587
CVI CB Holdings V LLC(b)(d)(e)(h)		589,859	828,862
CVI CC Investment Trust(b)(d)(e)(h)		5,251,112	6,136,802
CVI LB BB Investment Trust VI(b)(d)(e)(h)		7,483,546	7,483,546
CVI LB Investment Trust II(b)(d)(e)(h)		5,807,832	6,344,708
CVI LB Investment Trust V(b)(d)(e)(h)		4,343,161	4,383,804
CVI MF Acquisition Trust II(b)(d)(e)(h)		1,451,861	1,564,301
CVI OCT Acquisition Trust(b)(d)(e)(h)		9,766,413	11,668,647
CVI SBT Acquisition Trust(b)(d)(e)(h)		4,237,817	4,318,497
Kielder Funding Ltd.(b)(d)(e)(h)		3,704,615	6,031,181

			79,182,093

Residential Loan Portfolios – 6.1%
CVI HEI Holdings LLC(b)(d)(e)(h)		2,024,195	2,059,147
CVI RTL Mortgage Loan Trust(b)(d)(e)(h)		181,106	181,106
Encina Residential Designated Activity Company(d)(e)(h)		23,314	55,525
Galindo Holdings S.a r.l.(b)(d)(e)(h)		196,813	612
Nimbus Funding Ltd.(d)(e)(h)		5,723,914	7,938,231
Powis Finance S.a.r.l.(b)(d)(e)(h)		2,856,250	3,541,651
Recknitz Ventus Lion S.a.r.l.(b)(d)(e)(h)		5,971,376	7,170,990
Renascentia SPV S.a.r.l.(d)(e)(h)		9,308,061	12,982,940

			33,930,202

			147,192,657

Total Loan Portfolios (cost $135,592,380)			149,499,658

		Principal Amount (000)
CORPORATE SECURITIES – 10.7%
Bonds – 6.3%
Auto/Motor Carrier – 0.2%
IHO Verwaltungs GmbH 6.375%, 05/15/2029(a)	U.S.$	1,100	1,108,358

ABFunds.com	AB CarVal Credit Opportunities Fund 13

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Building/Construction Products – 0.8%
Ashton Woods USA LLC/Ashton Woods Finance Co. 4.625%, 08/01/2029(a)	U.S.$	1,100	$1,060,218
Builders FirstSource, Inc. 5.00%, 03/01/2030(a)		1,100	1,078,456
Country Garden Holdings Co. Ltd. 5.00%, 12/31/2032		1,112	127,058
Series AI 0.00%, 12/31/2031(i)		2,303	152,296
Hunt Cos., Inc. 5.25%, 04/15/2029(a)		1,100	1,087,577
Williams Scotsman, Inc. 4.625%, 08/15/2028(a)		1,100	1,090,046

			4,595,651

Communications – 0.4%
Arches Buyer, Inc. 4.25%, 06/01/2028(a)		1,100	1,081,820
Telenet Finance Luxembourg Notes SARL 5.50%, 03/01/2028(a)		1,200	1,190,528

			2,272,348

Consumer – 0.4%
Cars.com, Inc. 6.375%, 11/01/2028(a)		1,100	1,090,329
Edgewell Personal Care Co. 4.125%, 04/01/2029(a)		1,100	1,063,887

			2,154,216

Education – 0.2%
Grand Canyon University 5.125%, 10/01/2028		1,100	1,087,065

Energy – 0.8%
Reworld Holding Corp. 4.875%, 12/01/2029(a)		1,100	1,048,225
SM Energy Co. 6.625%, 01/15/2027		1,100	1,101,654
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. 7.375%, 02/15/2029(a)		1,100	1,128,778
XPLR Infrastructure Operating Partners LP 7.25%, 01/15/2029(a)		1,100	1,138,361

			4,417,018

Financial Services – 0.9%
AmWINS Group, Inc. 4.875%, 06/30/2029(a)		1,100	1,061,340
Burford Capital Global Finance LLC 6.25%, 04/15/2028(a)		1,100	1,087,625

14 AB CarVal Credit Opportunities Fund	ABFunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

PRA Group, Inc. 8.375%, 02/01/2028(a)	U.S.$	1,100	$1,116,676
PROG Holdings, Inc. 6.00%, 11/15/2029(a)		1,100	1,074,205
United Wholesale Mortgage LLC 5.50%, 04/15/2029(a)		1,100	1,020,637

			5,360,483

General Manufacturing – 0.2%
Novelis Corp. 4.75%, 01/30/2030(a)		1,100	1,062,933

Health Care – 0.4%
Kedrion SpA 6.50%, 09/01/2029(a)		1,100	1,088,083
Medline Borrower LP 5.25%, 10/01/2029(a)		1,100	1,092,981

			2,181,064

Industrials – 0.2%
Global Infrastructure Solutions, Inc. 5.625%, 06/01/2029(a)		1,100	1,097,294

Leisure/Entertainment – 0.4%
Deluxe Corp. 8.00%, 06/01/2029(a)		1,100	1,107,887
NCL Corp., Ltd. 6.25%, 03/01/2030(a)		1,100	1,096,326

			2,204,213

Mining/Metals – 0.2%
Hudbay Minerals, Inc. 6.125%, 04/01/2029(a)		1,100	1,104,955

Retailing – 0.2%
Sunoco LP 6.625%, 08/15/2032(a)		1,100	1,118,464

Technology – 0.2%
Iron Mountain, Inc. 6.25%, 01/15/2033(a)		1,100	1,111,301

Transportation (Non Auto) – 0.6%
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.75%, 04/20/2029(a)		1,100	1,100,683
FTAI Aviation Investors LLC 5.875%, 04/15/2033(a)		1,100	1,100,079
Global Aircraft Leasing Co. Ltd. 8.75%, 09/01/2027(a)		1,100	1,119,001

			3,319,763

ABFunds.com	AB CarVal Credit Opportunities Fund 15

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Utilities – 0.2%
NRG Energy, Inc. 6.00%, 02/01/2033(a)	U.S.$	1,100	$1,105,523

			35,300,649

Bank Debt – 4.1%
Auto/Motor Carrier – 0.4%
Carnaby Inventory II LLC Series 2024 12/01/2025(d)(e)(j)(k)		1,238	742,950
Carnaby Inventory III LLC 12/01/2025(d)(e)(j)(k)		2,400	1,440,000

			2,182,950

Building/Construction Products – 0.5%
OCS Group Holdings Ltd. 11/28/2031(k)	GBP	2,000	2,647,939

Commercial Services – 0.3%
United Talent Agency LLC Series 2025 6.571% (SOFR 1 Month + 3.0%), 06/10/2032(c)	U.S.$	1,728	1,731,418

Communications – 0.4%
VMED O2 U.K. Holdco 4 Ltd. 10/15/2031(k).	EUR	2,045	2,115,915

Energy – 0.7%
VMOS SA 07/08/2030(k)	U.S.$	3,600	3,647,484

Financial Services – 0.3%
Nexus Buyer LLC Series 2025 07/31/2031(k)		1,587	1,526,470

Health Care – 0.3%
Heartland Dental LLC Series 2025 7.224% (SOFR 1 Month + 3.5%), 08/25/2032(c)		1,970	1,970,412

Leisure/Entertainment – 1.2%
Banijay US Holdings, Inc. Series 2025 6.403% (SOFR 1 Month + 2.75%), 03/01/2028(c)		1,006	1,006,216
HRNI Holdings LLC Series 2021 8.081% (SOFR 3 Month + 4.25%), 12/11/2028(c)		2,603	2,522,283
Route 66 Development Authority 01/24/2031(k)		3,179	3,242,070

			6,770,569

			22,593,157

16 AB CarVal Credit Opportunities Fund	ABFunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

	Shares	U.S. $ Value

Equity Investments – 0.3%
Alternative Energy – 0.3%
CVI Hydro LP(b)(d)(e)(h)	8	$1,098,478
IPX Power Units(d)(e)(h)	16,894	373,896

		1,472,374

Building/Construction Products – 0.0%
Country Garden Holdings Co. Ltd.(h)	760,112	16,185

		1,488,559

Total Corporate Securities (cost $60,556,003)		59,382,365

SPECIAL OPPORTUNITIES – 7.0%
Equity Investments – 7.0%
Aviation – 7.0%
Aergo Capital Ltd.(b)(d)(e)(h)	30,938,717	34,331,939
CVI Investments Delaware 1 LP(b)(d)(e)(h)	883,624	883,624
CVI Investments Delaware 2 LP(b)(d)(e)(h)	3,894,017	4,069,816

Total Special Opportunities (cost $35,717,334)		39,285,379

SHORT-TERM INVESTMENTS – 2.7%
Investment Companies – 2.7%
Northern Institutional Treasury Portfolio, 4.12%(l) (cost $15,206,116)	15,206,116	15,206,116

Total Investments – 95.8% (cost $521,172,499)		533,144,993
Other assets less liabilities – 4.2%		23,337,258

NET ASSETS – 100.0%		$556,482,251

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation (Depreciation)
HSBC Bank Plc	EUR	82,237	USD	96,886	09/16/2026	$2,625,026
HSBC Bank Plc	EUR	380	USD	433	09/16/2026	(2,583)
HSBC Bank Plc	HKD	205	USD	26	09/16/2026	78
HSBC Bank Plc	USD	6,404	EUR	5,500	09/16/2026	(99,848)
HSBC Bank Plc	USD	5	HKD	41	09/16/2026	(7)
HSBC Bank Plc	GBP	1,545	USD	2,069	12/16/2026	18,560
HSBC Bank Plc	USD	215	GBP	160	12/16/2026	(2,269)
HSBC Bank Plc	GBP	34,737	USD	46,592	01/20/2027	505,051
HSBC Bank Plc	GBP	12,660	USD	16,720	01/20/2027	(77,092)
HSBC Bank Plc	USD	662	GBP	500	01/20/2027	1,066

						$2,967,982

ABFunds.com	AB CarVal Credit Opportunities Fund 17

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)		Unrealized Appreciation (Depreciation)
USD	1,281	07/21/2026	4.014%	1 Day SOFR	Annual	$(957)	$59		$(1,016)
USD	2,002	04/21/2027	3.537%	1 Day SOFR	Annual	7,766	– 0	–	7,766
USD	1,281	07/21/2027	3.668%	1 Day SOFR	Annual	8,069	25		8,044
USD	2,002	04/21/2028	3.473%	1 Day SOFR	Annual	18,747	– 0	–	18,747
USD	28,700	05/26/2028	1 Day SOFR	3.926%	Annual	(30,049)	(562)		(29,487)
USD	1,281	07/21/2028	3.582%	1 Day SOFR	Annual	14,299	20		14,279
USD	19,500	05/26/2029	1 Day SOFR	3.929%	Annual	4,192	– 0	–	4,192
USD	7,980	06/29/2031	3.915%	1 Day SOFR	Annual	(13,702)	– 0	–	(13,702)
USD	6,570	03/10/2033	3.516%	1 Day SOFR	Annual	150,118	– 0	–	150,118

						$158,483	$(458)		$158,941

CREDIT DEFAULT SWAPS (see Note D)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Notional Amount (000)		Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Buy Contracts
Barclays Bank PLC
Republic of Poland Government Bond, 10/22/2027*	(1.00)%	Quarterly	USD	470	$(9,850)	$(7,407)	$(2,443)
Republic of Poland Government Bond, 10/22/2027*	(1.00)	Quarterly	USD	705	(13,821)	(7,628)	(6,193)
Republic of Poland Government Bond, 10/22/2027*	(1.00)	Quarterly	USD	1,551	(34,284)	(17,484)	(16,800)

					$(57,955)	$(32,519)	$(25,436)

*	Termination date.

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. This security is considered restricted, but liquid and may be resold in transactions exempt from registration. At June 30, 2026, this security amounted to $267,087,402 or 48.0% of net assets.

(b)	Affiliated investments.

(c)

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

(d)	Fair valued by the Adviser.

(e)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

18 AB CarVal Credit Opportunities Fund	ABFunds.com

CONSOLIDATED PORTFOLIO OF INVESTMENTS (continued)

(f)

The subordinated notes represented are considered equity positions in the securitized vehicle. The securitized equity investments are entitled to recurring distributions which are generally equal to the excess cash flow generated from the underlying investments after payment of the contractual payments to senior debt holders and other expenses. The current estimated yield that is disclosed, calculated using amortized cost, is based on the current projections of this excess cash flow taking into account assumptions which have been made regarding expected prepayments, losses and future reinvestment rates. These assumptions are periodically reviewed and adjusted. Ultimately, the actual yield may be higher or lower than the estimated yield if actual results differ from those used for the assumptions.

(g)	Defaulted.

(h)	Non-income producing security.

(i)	Convertible security.

(j)	Defaulted matured security.

(k)

This position or a portion of this position represents an unsettled loan purchase. The coupon rate will be determined at the time of settlement and will be based upon the Secured Overnight Financing Rate (“SOFR”) plus a premium which was determined at the time of purchase.

(l)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

USD – United States Dollar

Glossary:

EURIBOR – Euro Interbank Offered Rate

SOFR – Secured Overnight Financing Rate

SONIA – Sterling Overnight Index Average

See notes to consolidated financial statements.

ABFunds.com	AB CarVal Credit Opportunities Fund 19

CONSOLIDATED STATEMENT OF ASSETS & LIABILITIES

June 30, 2026

Assets
Investments in securities, at value
Unaffiliated issuers (cost $371,670,786)	$368,753,986
Affiliated issuers (cost $149,501,713)	164,391,007
Cash	9,054,896
Cash collateral due from broker	580,106
Foreign currencies, at value (cost $2,846,862)	2,844,884
Receivable for investment securities sold	7,734,073
Unrealized appreciation on forward currency exchange contracts	3,149,781
Unaffiliated interest and dividends receivable	2,490,321
Receivable for capital stock sold	853,492
Foreign withholding tax reclaims	301,602
Receivable due from Adviser	290,106
Affiliated interest receivable	7,547
Other assets	1,084,350

Total assets	561,536,151

Liabilities
Payable for investment securities purchased	2,190,168
Advisory fee payable	666,147
Audit and tax fee payable	485,280
Administrative fee payable	197,146
Payable for variation margin on centrally cleared swaps	184,560
Unrealized depreciation on forward currency exchange contracts	181,799
Transfer Agent fee payable	105,825
Trustees’ fees payable	90,500
Market value on credit default swaps (net premiums received $32,519)	57,955
Distribution fee payable	14,399
Accrued expenses	880,121

Total liabilities	5,053,900

Net Assets	$556,482,251

Composition of Net Assets
Paid-in capital	555,729,490
Distributable earnings	752,761

Net Assets	$556,482,251

Net Asset Value Per Share—unlimited shares authorized, without par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$3,893,787	386,011	$10.09	(a)

Advisor	$552,565,791	54,799,125	$10.08

C	$11,311	1,121	$10.09

U	$11,362	1,126	$10.09

(a)	The maximum offering price per share for Class A shares was $10.54 which reflects a sales charge of 4.25%.

See notes to consolidated financial statements.

20 AB CarVal Credit Opportunities Fund	ABFunds.com

CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended June 30, 2026

Investment Income
Unaffiliated interest	$23,327,908
Affiliated interest	153,355
Operational earnings on equity investments	5,515,675	$28,996,938

Expenses
Advisory fees (see Note B)	6,223,810
Distribution fee—Class A	13,443
Distribution fee—Class C	110
Distribution fee—Class U	83
Transfer agency—Class A	209
Transfer agency—Advisor Class	45,991
Transfer agency—Class C	1
Transfer agency—Class U	1
Administrative	864,663
Legal	443,457
Loan fees	327,184
Audit and tax	471,466
Trustees’ fees	226,250
Printing	75,933
Registration fees	49,784
Custody and accounting	41,871
Amortization of offering expenses	16,834
Miscellaneous	731,926

Total expenses	9,533,016
Less: expenses waived and reimbursed by the Adviser (see Note B)	(440,942)

Net expenses		9,092,074

Net investment income		19,904,864

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Unaffiliated investment transactions		656,573
Affiliated investments transactions		574,217
Forward currency exchange contracts		(2,875,563)
Swaps		(1,121,007)
Foreign currency transactions		1,075,513
Net change in unrealized appreciation (depreciation) of:
Unaffiliated investments		(3,265,577)
Affiliated investments		8,923,796
Forward currency exchange contracts		7,634,817
Swaps		691,521
Foreign currency denominated assets and liabilities		(99,024)

Net gain on investment and foreign currency transactions		12,195,266

Net Increase in Net Assets from Operations		$32,100,130

See notes to consolidated financial statements.

ABFunds.com	AB CarVal Credit Opportunities Fund 21

CONSOLIDATED STATEMENT OF CHANGES IN NET ASSETS

	Year Ended June 30, 2026	Year Ended June 30, 2025
Increase (Decrease) in Net Assets from Operations
Net investment income	$19,904,864	$13,287,673
Net realized gain (loss) on investment and foreign currency transactions	(1,690,267)	3,968,718
Net change in unrealized appreciation of investments and foreign currency denominated assets and liabilities	13,885,533	467,414

Net increase in net assets from operations	32,100,130	17,723,805
Distributions to Shareholders
Class A	(132,747)	(4,985)
Advisor Class	(33,658,547)	(17,953,737)
Class C	(779)	(656)
Class U	(812)	(673)
Capital Stock Transactions
Contributions from third party vendor (see Note E)	648,004	– 0	–

Net increase	259,301,312	121,216,697

Total increase	258,256,561	120,980,451
Net Assets
Beginning of period	298,225,690	177,245,239

End of period	$556,482,251	$298,225,690

See notes to consolidated financial statements.

22 AB CarVal Credit Opportunities Fund	ABFunds.com

CONSOLIDATED STATEMENT OF CASH FLOWS

For the year ended June 30, 2026

Cash flows from operating activities
Net increase in net assets from operations		$32,100,130
Reconciliation of net increase in net assets from operations to cash provided by (used in) operating activities
Purchases of long-term investments	$(494,590,803)
Purchases of short-term investments	(313,732,175)
Proceeds from disposition of long-term investments	252,438,753
Proceeds from disposition of short-term investments	314,477,599
Net realized gain on investment transactions and foreign currency transactions	(2,306,303)
Net change in unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities	(13,885,533)
Net accretion of bond discount and amortization of bond premium	(272,905)
Decrease in cash collateral due from broker	854,317
Increase in receivable for investment securities sold	(6,713,739)
Increase in unaffiliated interest and dividends receivable	(594,274)
Decrease in affiliated interest receivable	111,986
Increase in foreign withholding tax reclaims	(301,601)
Decrease in receivable due from Adviser	157,512
Decrease in deferred offering expense	16,833
Increase in other assets	(536,337)
Increase in payable for investments purchased	1,734,709
Increase in advisory fee payable	327,182
Increase in audit and tax fee payable	485,280
Increase in administrative fee payable	79,110
Increase in Transfer Agent fee payable	71,185
Increase in Trustees’ fee payable	17,379
Increase in distribution fee payable	14,399
Increase in accrued expenses	283,258
Proceeds on swaps, net	32,519
Payments for exchange-traded derivatives settlements, net	929,022

Total adjustments		(260,902,627)

Net cash provided by (used in) operating activities		(228,802,497)
Cash flows from financing activities
Subscriptions of capital stock, net	232,056,261
Contributions from third party vendor (see Note E)	648,004
Cash dividends paid (net of dividend reinvestments)†	(6,893,537)

Net cash provided by (used in) financing activities		225,810,728
Effect of exchange rate on cash		976,489

Net increase in cash		(2,015,280)
Cash at beginning of year		13,915,060

Cash, including foreign currency, at end of year		$11,899,780

Supplemental disclosure of cash flow information
† Reinvestment of dividends	$26,899,348

In accordance with U.S. GAAP, the Fund has included a Statement of Cash Flows as a result of its significant investments in Level 3 securities throughout the year.

See notes to consolidated financial statements.

ABFunds.com	AB CarVal Credit Opportunities Fund 23

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

June 30, 2026

NOTE A

Significant Accounting Policies

The AB CarVal Credit Opportunities Fund (the “Fund”) is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as a non-diversified, closed-end management investment company that operates as an interval fund. The Fund commenced operations on February 23, 2024. The Fund currently offers four separate classes of shares designated as Class A Shares, Advisor Shares, Class C Shares and Class U Shares (“Shares”). The Fund may offer other additional classes of Shares in the future. The Fund’s investment objective is to seek to maximize total return, consisting of current income and capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in credit-related investments, either directly or through separate investment structures or vehicles that provide the Fund with exposure to such securities (collectively, the “Credit Investments”). Under normal circumstances, the Fund will invest at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) in a portfolio of Credit Investments. The Credit Investments include debt securities, directly originated debt investments, syndicated debt positions acquired in the primary and secondary markets, and structured investments, where the returns are based upon the performance of underlying credit instruments, such as asset backed securitizations.

As part of the Fund’s investment strategy, the Fund may seek to gain exposure to credit investments and derivatives through investments in AB COF Cayman Corporation, (organized under the laws of the Cayman Islands), AB COF Cayman Ltd., (organized under the laws of the Cayman Islands) and AB COF US Corporation, (organized as a taxable corporation in Delaware), each a wholly-owned subsidiary of the Fund (collectively, the “Subsidiaries” and each, a “Subsidiary”). Each Subsidiary commenced operations on February 23, 2024. The Fund is the sole shareholder of each Subsidiary and it is intended that the Fund will remain the sole shareholder and will continue to control each Subsidiary.

As of June 30, 2026 net assets of the Fund were $556,482,251 of which $148,440,214 or approximately 27%, represented the Fund’s ownership of all issued shares and voting rights of the Subsidiaries. This report presents the consolidated financial statements of the Fund and the Subsidiaries. All intercompany transactions and balances have been eliminated in consolidation.

The investment adviser to the Fund is AB CarVal Investors, L.P. (the “Adviser”), an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. Subject to the supervision of the Board of Trustees (the “Board”), the Adviser is responsible for the day-to-day management of investments for the Fund.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The consolidated financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the consolidated financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies. The Fund maintains its financial records in U.S. dollars. The following is a summary of significant accounting policies followed by the Fund.

1. Valuation of Investments

The Fund’s Board has approved pricing and valuation policies and procedures pursuant to which the Fund’s investments are valued at fair value (the “Valuation Procedures”). Among other matters, the Valuation Procedures set forth the Fund’s valuation policies and the mechanisms and processes to be employed on a daily basis to implement such policies.

The Adviser has established a Valuation Committee (the “Committee”) made up of representatives of portfolio management, fund operations, compliance and risk management which operates under the Valuation Procedures and is responsible for overseeing the pricing and valuation of all securities held in the Fund. The Committee’s responsibilities include: 1) fair value determinations (and oversight of any third parties to whom any responsibility for fair value determinations is delegated), and 2) regular monitoring of the Valuation Procedures and modification or enhancement of the Valuation Procedures (or recommendation of the modification of the Valuation Procedures) as the Committee believes appropriate. Prior to investing in any portfolio securities, and periodically thereafter, the Adviser will conduct a due diligence review of the valuation methodology utilized. Valuations are required to be supported by market data, industry-accepted third-party valuation models or other methods the Valuation Committee deems to be appropriate, including the use of internal proprietary valuation models. The Adviser periodically tests its valuations through back testing of sales by comparing the amounts realized against the most recent fair values reported, and if necessary, uses the findings to calibrate its valuation procedures.

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Board. Pursuant to these procedures, the Adviser serves as the Fund’s valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Fund’s portfolio investments, subject to the Board’s oversight.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The Adviser conducts the valuation of the Fund’s investments, upon which the Fund’s net asset value (“NAV”) is based, at all times consistent with GAAP and the 1940 Act. Investments for which market quotations are readily available are valued using market quotations, which are generally obtained from independent pricing services, broker-dealers or market makers.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser, and in accordance with the valuation policy approved by the Board. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs
•	Level 3—significant unobservable inputs

The Fund’s investments in corporate securities and derivatives are primarily valued using Level 2 inputs which generally consist of vendor pricing and multiple broker quotes based on the yield, maturity, credit quality and bids or trading activity in the security or similar securities, thereby demonstrating consensus pricing. Corporate securities valued using Level 1 inputs generally represent an immaterial portion of the investment portfolio; however, they would be valued using the readily available market prices. Inputs from Level 3 are also utilized for corporate securities and derivatives, depending on the information available and characteristics of the asset type. Investments in asset backed, loan portfolios, and special opportunities are valued with Level 3 inputs primarily using a

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

discounted cash flow analysis. This analysis takes into consideration risk adjusted rates of return as applied to the cash inflows and outflows anticipated in connection with managing and/or disposing each specific investment. This analysis may include factors such as income streams, local market activity, timing, collateral, payment history, comparative sales values, and other similar factors that have or will influence the exit of the investment. However, certain structured credit and special opportunities investments may be valued using a market approach depending on the availability of broker quotes or other information. Further, certain asset backed investments may be valued using Level 2 inputs depending on the information available. All forward foreign currency contracts held at June 30, 2026 were valued using Level 2 inputs which include forward rates.

The Fund may use Special Purpose Vehicles (“SPVs”) or other similar vehicles to facilitate its investments in various strategies. The Fund will provide funding to the SPVs in a form of a loan receivable and/or an equity contribution. The SPVs, in turn purchase and own the underlying investment assets. In these instances, the Fund’s loan receivable and/or equity contributions represent the instrument that is fair valued.

As an investment company and in a manner consistent with the authoritative guidance for consolidation, the Fund does not consolidate its investments in the SPVs that were previously described. The Fund’s accounting and financial reporting policy is focused on the fair value of the investment in the SPV as a whole. As of June 30, 2026, the Fund’s share of third-party debt outstanding at the SPVs was $387.4 million and related interest expense for the year ended June 30, 2026 was $12.5 million. The Fund has guaranteed performance of $2.1 million of the third-party debt outstanding and the fair value of this guarantee at June 30, 2026 has been considered as part of the valuation process.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of June 30, 2026:

Investments in Securities:	Level 1			Level 2		Level 3		Total
Assets:
Asset Backed	$	– 0	–	$147,665,989		$122,105,486	(a)	$269,771,475
Loan Portfolios		– 0	–	– 0	–	149,499,658		149,499,658
Corporate Securities		16,185		55,710,856		3,655,324		59,382,365
Special Opportunities		– 0	–	– 0	–	39,285,379		39,285,379
Short-Term Investments		15,206,116		– 0	–	– 0	–	15,206,116

Total Investments in Securities		15,222,301		203,376,845		314,545,847	(a)	533,144,993
Other Financial Instruments(b):
Assets:
Forward Currency Exchange Contracts		– 0	–	3,149,781		– 0	–	3,149,781
Centrally Cleared Interest Rate Swaps		– 0	–	203,191		– 0	–	203,191	(c)
Liabilities:
Forward Currency Exchange Contracts		– 0	–	(181,799)		– 0	–	(181,799)
Centrally Cleared Interest Rate Swaps		– 0	–	(44,708)		– 0	–	(44,708	)(c)
Credit Default Swaps		– 0	–	(57,955)		– 0	–	(57,955)

Total		$15,222,301		$206,445,355		$314,545,847	(a)	$536,213,503

(a)	The Fund held securities with zero market value at period end.

(b)	Other financial instruments include reverse repurchase agreements and derivative instruments, such as futures, forwards, swaps, options and warrants, which are valued at market value.

(c)

Only variation margin receivable (payable) at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative unrealized appreciation (depreciation) on futures and centrally cleared swaps as reported in the consolidated portfolio of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value.

	Asset- Backed		Corporate Securities		Special Opportunities
Balance as of 06/30/2025	$59,489,936		$8,134,989		$15,956,555
Accrued discounts/(premiums)	67,075		– 0	–	– 0	–
Realized gain (loss)	369,431		1,153,666		(2)
Change in unrealized appreciation/depreciation	(3,514,427)		(107,776)		3,297,930
Purchases	78,798,500		14,150,999		32,563,419
Sales/Paydowns	(11,262,161)		(19,676,554)		(12,532,523)
Transfers in to Level 3	– 0	–	– 0	–	– 0	–
Transfers out of Level 3	(1,842,868)		– 0	–	– 0	–

Balance as of 06/30/2026	$122,105,486		$3,655,324		$39,285,379

Net change in unrealized appreciation/depreciation from investments held as of 06/30/2026	$(3,305,917)		$19,312		$3,297,931

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

	Loan Portfolios		Total
Balance as of 06/30/2025	$64,286,799		$147,868,279
Accrued discounts/(premiums)	– 0	–	67,075
Realized gain (loss)	(8,684)		1,514,411
Change in unrealized appreciation/depreciation	8,282,782		7,958,509
Purchases	214,466,634		339,979,552
Sales/Paydowns	(137,527,873)		(180,999,111)
Transfers in to Level 3	– 0	–	– 0	–
Transfers out of Level 3	– 0	–	(1,842,868)

Balance as of 06/30/2026	$149,499,658		$314,545,847

Net change in unrealized appreciation/depreciation from investments held as of 06/30/2026	$8,975,244		$8,986,570

The following presents information about significant unobservable inputs related to the Fund’s Level 3 investments at June 30, 2026.

Quantitative Information about Level 3 Fair Value Measurements

	Fair Value at 6/30/2026	Valuation Teachnique	Unobservable Input	Input Range/ Weighted Average***
Asset Backed	$85,565,943	Market Comparables	Market Spread*	198-1,197bps / 373bps
	$20,157,986	Recent Transaction	N/A	N/A
	$10,906,776	Discounted Cash Flow	Discount Rate	3.35-14.00% / 12.01%
	$5,474,781	Broker Quotes/3rd Party Pricing Services**	N/A	N/A

	$122,105,486

Corporate Securities	$2,182,950	Estimated Recovery	N/A	N/A
	$1,472,374	Discounted Cash Flow	Discount Rate	18.00-20.00% / 19.49%

	$3,655,324

Loan Portfolios (Equity Investments)	$147,192,657	Discounted Cash Flow	Discount Rate	12.50-18.00% / 13.71%
Loan Portfolios (Debt Investments)	$2,307,001	Discounted Cash Flow	Discount Rate	16.40% / 16.40%

	$149,499,658

Special Opportunities	$39,285,379	Discounted Cash Flow	Discount Rate	8.16-20.74% / 14.21%

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

*	The Market Spreads are compared to related U.S. Treasuries and used to calculate the fair value.

**

The valuation is based on non-binding broker quotes or market comparables where quantitative inputs are not observable. Broker quotes or market comparables have been reviewed and substantiated by the Adviser and may be adjusted for timing or other market events, if necessary.

***

Represents the range of discount rates or spreads that are utilized as an input by the Adviser for purposes of generating a fair value. Weighted average excludes investments that have been marked to zero fair market value when applicable.

Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. Significant increases (decreases) in Discount Rate and Market Spread in isolation would be expected to result in a significantly higher (lower) fair value measurement.

2. Organizational and Offering Costs

Organizational and offering costs of the Fund were initially paid by the Adviser on behalf of the Fund. Organizational costs may include, among other things, the cost of organizing as a Delaware statutory trust, including the cost of legal services, statutory seed audit and other fees pertaining to the Fund’s organization. Any organizational costs paid by the Adviser are recorded as a Payable to Adviser—organizational expenses in the consolidated statement of assets and liabilities. These costs are expensed as incurred by the Fund.

Offering costs may include, among other things, legal, printing and other expenses pertaining to the offering of the Fund. Any offering costs paid by the Adviser will be recorded as a Payable to Adviser—deferred offering costs in the consolidated statement of assets and liabilities and will be amortized over 12 months on a straight-line basis. Ongoing offering costs will be amortized over the shorter of the offering period or 12 months on a straight-line basis. As of June 30, 2026, all offering costs had been fully amortized.

The Adviser will bear the Fund’s organizational costs and the offering costs associated with the Fund’s continuous offering of Shares pursuant to the expense limitation agreement, as described in Note B, between the Fund and the Adviser. The Adviser may recoup from the Fund any waived amount or reimbursed expenses with respect to the Fund pursuant to the expense limitation agreement if such recoupment does not cause the Fund to exceed the current expense limit or the expense limit in place at the time of the waiver or reimbursement, and the recoupment is made within three years from the date the amount was initially waived or reimbursed.

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean rates of exchange on the reporting date of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies (“RIC”) and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/ depreciation as such income and/or gains are earned. The Fund files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Fund may record a reclaim receivable based on among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention.

If, during a taxable year, the AB COF Cayman Corporation’s taxable losses (and other deductible items) exceed its income and gains, the net loss will not pass through to the Fund as a deductible amount for federal income tax purposes. Note that the loss from the AB COF Cayman Corporation’s contemplated activities also cannot be carried forward to reduce future AB COF Cayman Corporation’s income in subsequent years. However, if the AB COF Cayman Corporation’s taxable gains exceed its losses and other deductible items during a taxable year, the net gain will pass through to the Fund as income for federal income tax purposes.

In December 2023, the FASB issued Accounting Standards Update (“ASU”) 2023-09, Income Taxes (Topic 740): Improvements to Income Tax Disclosures. The ASU requires public entities, on an annual basis, to provide income tax disclosures, including income taxes paid disaggregated by jurisdiction. This ASU also includes certain other amendments to improve the effectiveness of income tax disclosures. The ASU is effective for annual periods beginning after December 15, 2024. Management has determined that there is no material impact of the ASU on the Fund’s financial statements.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax posi-

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

tions taken or expected to be taken on federal and state income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s consolidated financial statements.

5. Investment Income and Investment Transactions

Realized gains and losses on securities transactions are determined on a specific identification basis when sold. For equity investments held through SPVs, distributions received are recorded as operational earnings or a recovery of the investment which may result in realized gains and losses depending on the nature of the underlying investment activity. Interest income is accrued on debt investments as earned, net of any applicable withholding taxes. Premiums and discounts are amortized/accreted on performing positions. Dividends are recorded as earned. Expenses are recorded on an accrual basis as incurred, including interest expense and dividend expense on short positions.

To the extent loans or debt investments contain payment-in-kind (“PIK”) provisions, PIK interest is generally accrued at the agreed upon rate and recorded as interest income. The settlement of PIK is typically received as cash or is capitalized into the principal balance of the investment and included in the valuation, as determined by the investment provisions, determination of the borrower and the overall market for the investment.

Debt investments are generally placed on non-accrual status and a reserve is provided for accrued interest receivable when there is reasonable doubt that principal or interest will be collected in full. Interest payments received on non-accrual debt investments would be recognized as income or applied to principal depending on the treatment by the borrower and market treatment.

6. Cash and Cash Equivalents

Cash and cash equivalents consists primarily of bank deposits. Cash deposits are held at major financial institutions and are subject to credit risk to the extent those balances exceed applicable FDIC or SIPC limitations.

7. Fund Valuation

The NAV of the Fund’s Shares is calculated daily on each day that the New York Stock Exchange is open for business as of the close of the regular trading session. NAV per Share is calculated by dividing the value of the Fund’s total assets minus liabilities by the total number of Shares outstanding.

8. Issuance of Shares

Subscriptions are accepted by the Fund when an executed subscription agreement is received and the Fund has made a determination the investor satisfies all of the terms and conditions of the subscription agreement, including the qualification as an “accredited investors” as defined in Regulation D under the 1933 Act. An investor becomes a Shareholder, and the shares are issued as of the date of settlement. The number of shares issued to an investor is calculated

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

based on the NAV per Share in effect on the date the Fund receives the subscription.

Shareholders are able to liquidate their investment through the Fund’s share repurchase program.

9. Repurchase of Shares

The Fund conducts quarterly repurchase offers to repurchase between 5% and 25% of its outstanding Shares at NAV, as determined by the Board. The repurchases commence in the months of January, April, July and October. For the year ended June 30, 2026, there were four quarterly repurchase offers completed. As a part of these offers, 6,479,475 shares were redeemed.

The following table presents the repurchases that occurred in the year ending June 30, 2026:

Repurchase Date	Share Class	Shares Repurchased	Value of Shares Repurchased	Percentage of Outstanding Shares
August 5, 2025	Advisor	1,278,501	$13,040,707	4.09%
November 5, 2025	Advisor	1,545,873	15,937,951	4.24%
February 4, 2026	Advisor	2,129,504	21,699,641	4.71%
May 5, 2026	Advisor	1,525,597	15,484,808	2.95%

The Fund determines the NAV applicable to repurchases on the repurchase request deadline (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer).

If Shareholders tender for repurchase more than the repurchase offer amount determined by the Board, the Fund will repurchase the Shares on a pro-rata basis.

10. Distributions

The Fund has adopted a distribution reinvestment plan (the “DRIP”) for its Shareholders, which is an “opt out” dividend reinvestment plan. Shareholders automatically participate in the DRIP, unless and until an election is made to withdraw from the plan on behalf of such participating Shareholder. Under this plan, if the Fund declares a cash dividend or other distribution, each Shareholder will have their cash distribution automatically reinvested in additional Shares, rather than receiving the cash distribution, unless such Shareholder opts out of the DRIP. Shares are issued pursuant to the DRIP at their NAV. If a Shareholder has elected to “opt out” that Shareholder will receive cash dividends or other distributions.

Dividends and distributions to Shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

The Fund makes a distribution each quarter to its Shareholders of the net investment income of the Fund after payment of Fund operating expenses, as required by the rules to maintain its status as a RIC.

The following table presents the distributions that occurred during the year ending June 30, 2026:

Date	Share Class	Distribution per share	Total Distribution	Total Cash Payout*
August 19, 2025	A	$0.1444	$12,914	$9,220
	Advisor	$0.1689	$5,203,042	$1,505,351
	C	$0.1447	$138	– 0	–
	U	$0.1510	$144	– 0	–
November 19, 2025	A	$0.1838	$20,631	$9,690
	Advisor	$0.2087	$7,477,411	$1,520,557
	C	$0.1706	$181	– 0	–
	U	$0.1807	$192	– 0	–
December 16, 2025**	A	$0.1115	$14,935	$6,210
	Advisor	$0.1115	$4,285,956	$849,082
	C	$0.1115	$120	– 0	–
	U	$0.1115	$120	– 0	–
February 18, 2026	A	$0.1632	$28,490	$17,483
	Advisor	$0.1796	$7,996,946	$1,437,037
	C	$0.1527	$166	– 0	–
	U	$0.1590	$174	– 0	–
May 19, 2026	A	$0.1571	$55,777	$23,993
	Advisor	$0.1711	$8,695,192	$1,514,913
	C	$0.1460	$174	– 0	–
	U	$0.1521	$182	– 0	–

*	Represents the total cash payout for the Shareholders that had elected to “opt out” of the DRIP.

**	This distribution represented a supplemental distribution for tax purposes that was made up of $0.0694 of additional investment income and $0.0421 of short-term capital gains.

11. Guarantees and Commitments

The Fund may issue specific guarantees in order to obtain financing, enter into forward foreign exchange contracts, or for other similar purposes in pursuit of achieving various business objectives. Events and circumstances that would require the Fund to perform under the guarantees include events of default related to financing and foreign exchange arrangements or a similar inability to satisfy certain business objectives. For existing investments, the Fund may enter into standby funding agreements or have off-balance sheet future capital commitments that will require future cash outflows in connection with purchasing, developing or otherwise executing the business plan for the investment. While the commitment to fund such arrangements may involve discretion, failure to fund when called upon could negatively impact the Fund’s investment position. These arrangements are considered from a valuation perspective and

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

management does not anticipate concerns regarding the future ability to satisfy such agreements.

The Fund has an obligation to purchase unsecured point-of-sale discretionary goods and services loans under a forward-flow commitment. The investment agreement expires in November 2027. The Fund may terminate the agreement upon the occurrence of certain conditions. There is a commitment to purchase all offered loans such that, when added to previously purchased loans, the aggregate outstanding balance does not exceed a capped amount. As of June 30, 2026, the Fund’s portion of the total investment to meet the capped amount is estimated to be approximately $127.8 million.

The Fund has an obligation to purchase unsecured point-of-sale automotive repair and dental loans under a forward-flow commitment. The investment agreement expires in February 2027. The Fund may terminate the agreement upon the occurrence of certain conditions. The Fund’s portion of the total future investment is estimated to be approximately 41.0 million.

The Fund also entered into an obligation to purchase non-prime auto loans under a forward-flow commitment. The investment agreement expires in April 2027. The Fund may terminate the agreement upon the occurrence of certain conditions. The Fund’s portion of the total future investment is estimated to be approximately $70.7 million.

The Fund also entered into an obligation to purchase solar and home improvement loans under a forward-flow commitment. The investment agreement expires in December 2027. The Fund may terminate the agreement upon the occurrence of certain conditions. The Fund’s portion of the total future investment is estimated to be approximately $69.5 million.

The Fund also entered into an obligation to purchase home equity loans under a forward-flow commitment. The investment agreement expires in January 2027. The Fund may terminate the agreement upon the occurrence of certain conditions. The Fund’s portion of the total future investment is estimated to be approximately $6.8 million.

The Fund has an agreement to purchase near-prime consumer powersports loans under a forward-flow commitment. The investment agreement was extended and expires upon the earlier of reaching the purchase commitment amount and June 2027. The Fund may terminate the agreement upon the occurrence of certain conditions. The Fund’s portion of the total future investment is estimated to be approximately $108.3 million.

12. Margin

These accounts held by entities within the Fund structure have borrowing capabilities and can be used to purchase investments on margin. As of June 30, 2026, AB COF Cayman Ltd., which is an entity within the Fund structure, had a net asset

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

value of $36.7 million. This entity had a prime broker and swap facility with Barclays and J.P. Morgan. The net asset value represents the net assets of the respective entities. The borrowing capacity associated with the agreements described above is determined by the type and value of the collateral, credit worthiness of the parties, and the market conditions and is generally less than 50% of the net assets.

As of June 30, 2026, the Fund did not have any margin payable. Interest income on the amounts held is generally accrued at the Effective Federal Funds Rate less 25 basis points, Overnight Bank Funding Rate (OBFR), the Sterling Overnight Index Average (SONIA), or the Euro Short-Term Rate (ESTR) less 0 to 45 basis points. Interest expense on the amounts owed is generally accrued at the OBFR, SONIA, ESTR, or Euribor plus 25 to 250 basis points, or the Effective Federal Funds Rate.

13. Credit Facility

The Fund has a revolving credit facility with BNP Paribas, and is collateralized by the net asset value of the Fund. The facility went into effect on August 2, 2024, was previously extended until July 31, 2026 (and has subsequently been extended until July 31, 2027). Interest on borrowed amounts is charged at a rate equal to the Secured Overnight Financing Rate (SOFR) plus 165 basis points. As of June 30, 2026, there was no balance outstanding of the $50.0 million maximum commitment amount. For the year ended June 30, 2026, interest expense was $336,875 and the amount was included in interest expense on the consolidated statement of operations. For the year ended June 30, 2026, the Fund did not have any borrowings under the credit facility.

14. Segment Information

The Fund represents a single operating segment. An operating segment is defined in U.S. GAAP as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (“CODM”) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The Fund’s President is the CODM. The CODM monitors the operating results of the Fund as a whole and the pre-determined Fund’s long term investment strategy, which is executed by the portfolio management group. The qualitative and quantitative information contained within the financial statements is used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmark and to make resource allocation decisions. Segment assets are reflected on the statement of assets and liabilities and segment expenses are listed on the statement of operations.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of 1.50% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The Adviser has contractually agreed to reimburse expenses (exclusive of management fees, distribution and/or servicing fees, investment-related expenses, borrowing costs, borrowing-related costs, taxes, brokerage expenses, litigation, acquired fund fees and expenses, and extraordinary expenses) (and inclusive of organizational and initial offering costs) to the extent necessary to limit “Other Expenses” to 0.48% of the Fund’s average daily net assets (“Expense Cap”). This contractual arrangement will remain in effect at least until October 31, 2027, unless the Board approves its earlier termination.

For the year ended June 30, 2026, reimbursements amounted to $440,942. The Adviser may recoup from the Fund any waived amount or reimbursed expenses with respect to the Fund pursuant to the expense limitation agreement if such recoupment does not cause the fund to exceed the current expense limit or the expense limit in place at the time of the waiver or reimbursement (whichever is lower) and the recoupment is made within three years from the date the amount was initially waived or reimbursed. Such reimbursements that are subject to repayment amount to $4,075,694, which include recoupment expiration of:

2027	Amount	2028	Amount	2029	Amount
February	522,595	January	153,915	January	3,909
March	158,227	February	129,681	February	40
April	153,152	March	128,786	March	– 0	–
May	150,243	April	125,378	April	– 0	–
June	470,186	May	131,016	May	– 0	–
July	221,769	June	447,618	June	290,106
August	9,072	July	198,739
September	106,357	August	132,928
October	155,779	September	94,490
November	124,188	October	17,204
December	133,410	November	9,350
		December	7,556

Under a separate Administrative Reimbursement Agreement, AB CarVal Investors, L.P. serves as the administrator to the Fund (in such capacity, the “Administrator”). The Administrator provides, or arranges for the provision of, the administrative services necessary for the Fund to operate. In accordance with the Administrative Reimbursement Agreement, the Fund has agreed to reimburse the Administrator for the expenses it incurs on the Fund’s behalf in connection with providing such administrative services, including the Fund’s allocable portion of the salaries of any administrative personnel retained by the Administrator that provide services to the Fund, as well as the allocable portion of overhead, including rent, attributable to such administrative personnel. For the year ended June 30, 2026, the Fund reimbursed the Adviser under the Administrative Reimbursement Agreement in the amount of $599,035. This amount is subject to the Expense Cap.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), which is also an affiliate of the parent company of the Adviser, AllianceBernstein LP,

ABFunds.com	AB CarVal Credit Opportunities Fund 37

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation paid to ABIS amounted to $46,202 for the year ended June 30, 2026. This amount is subject to the Expense Cap.

AllianceBernstein Investments, Inc. (the “Distributor”), which is also an affiliate of the parent company of the Adviser, AllianceBernstein LP, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $0 from the sale of Class A shares and received $0, $0 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class C and Class U shares, respectively, for the year ended June 30, 2026. The Adviser Class shares are not subject to a contingent deferred sales charge.

A summary of the Fund’s transactions in affiliated entities controlled by the Adviser for the year ended June 30, 2026 is as follows:

Issuer	Market Value 06/30/2025 (000)	Purchases at Cost (000)		Sales Proceeds (000)		Realized Gain (Loss) (000)		Change in Unrealized Appr. (Depr.) (000)	Amortization of Premium/ Discount (000)		Market Value 06/30/2026 (000)		Income (000)
Aergo Capital Ltd.	15,957	26,079		10,826		(0	)*	3,122	– 0	–	34,332		116
Coral Reef SPV S.a r.l.	2,380	1,280		2,263		28		283	– 0	–	1,708		– 0	–
Creditable Opportunities Fund II SCS – RAIF	3,483	8,399		1,762		(1)		442	– 0	–	10,561		124
CVI CB Holdings IV LLC	1,914	– 0	–	651		(3)		15	– 0	–	1,275		490
CVI LB Investment Trust II	2,628	14,862		11,595		– 0	–	450	– 0	–	6,345		245
CVI MF Acquisition Trust II	1,230	2,824		2,531		– 0	–	41	– 0	–	1,564		144
CVI OCT Acquisition Trust	7,908	39,209		36,911		(0	)*	1,463	– 0	–	11,669		849
CVI SBT Acquisition Trust	2,309	32,605		30,641		– 0	–	46	– 0	–	4,319		564
CVI SYM Holdings LLC	3,900	9,138		13,620		550		32	– 0	–	– 0	–	861
CVI Thompson Holdings LLC	3,672	– 0	–	– 0	–	– 0	–	(1)	– 0	–	3,671		481
CVI Platinum LP	4,084	409		1,530		33		(689)	– 0	–	2,307		(2)
Kutxabank SA	91	– 0	–	96		7		(2)	– 0	–	– 0	–	– 0	–
Mill City Mortgage Loan Trust, Series 2018-4, 3.034%, 04/25/2066	333	– 0	–	– 0	–	(2)		85	4		420		18
Mill City Mortgage Loan Trust, Series 2018-4, 0.00%, 04/25/2066	17	– 0	–	– 0	–	– 0	–	(1)	– 0	–	16		– 0	–
Mill City Mortgage Loan Trust, Series 2018-4, 3.250%, 04/25/2066	319	– 0	–	– 0	–	– 0	–	19	1		339		14
Mill City Mortgage Loan Trust, Series 2019-1, 0.00%, 10/25/2069	16	– 0	–	– 0	–	(1)		1	– 0	–	16		– 0	–
Mill City Mortgage Loan Trust, Series 2019-1, 3.470%, 10/25/2069	351	– 0	–	– 0	–	– 0	–	87	3		441		21
Mill City Mortgage Loan Trust, Series 2019-1, 3.470%, 10/25/2069	82	– 0	–	– 0	–	– 0	–	9	2		93		4

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

Issuer	Market Value 06/30/2025 (000)		Purchases at Cost (000)		Sales Proceeds (000)		Realized Gain (Loss) (000)		Change in Unrealized Appr. (Depr.) (000)		Amortization of Premium/ Discount (000)		Market Value 06/30/2026 (000)		Income (000)
Mill City Mortgage Loan Trust, Series 2019-GS2, 0.00%, 08/25/2059	56		– 0	–	3		(0	)*	11		– 0	–	64		– 0	–
Mill City Mortgage Loan Trust, Series 2019-GS2, 0.08%, 08/25/2059	15		– 0	–	– 0	–	– 0	–	0	*	– 0	–	15		2
Mill City Mortgage Loan Trust, Series 2019-GS2, 3.250%, 08/25/2059	216		– 0	–	210		34		(40)		0	*	– 0	–	1
Mill City Mortgage Loan Trust, Series 2019-GS2, 3.250%, 08/25/2059	233		– 0	–	244		40		(29)		0	*	– 0	–	2
Mill City Mortgage Loan Trust, Series 2019-GS2, 3.761%, 08/25/2059	365		– 0	–	– 0	–	– 0	–	21		2		388		25
Mill City Mortgage Loan Trust, Series 2023-NQM1, 6.159%, 10/25/2067	359		– 0	–	342		4		(21)		0	*	– 0	–	17
Mill City Mortgage Loan Trust, Series 2023-NQM1, 6.159%, 10/25/2067	205		– 0	–	182		– 0	–	(23)		0	*	– 0	–	10
Mill City Solar Loan, 0.00%, 07/20/2043	370		– 0	–	176		(300)		99		7		– 0	–	– 0	–
Mill City Solar Loan, 0.00%, 06/20/2047	351		– 0	–	343		3		(11)		– 0	–	– 0	–	– 0	–
Mill City Solar Loan, 2.00%, 07/20/2043	271		30		320		35		(19)		3		– 0	–	5
Mill City Solar Loan, 5.92%, 03/20/2043	95		– 0	–	15		3		(6)		1		78		6
Mill City Solar Loan, 7.14%, 03/20/2043	74		– 0	–	16		5		5		0	*	68		7
Powis Finance SARL	14,667		4,953		7,283		100		885		– 0	–	13,322		475
Obediente Enterprises LLC	4,076		448		4,002		170		(692)		– 0	–	– 0	–	10
Recknitz Ventus Lion S.a r.l.	3,442		10,539		6,805		(205)		200		– 0	–	7,171		– 0	–
CVI CC Investment Trust	– 0	–	8,470		3,219		– 0	–	886		– 0	–	6,137		178
CVI Investments Delaware 1 LP	– 0	–	884		– 0	–	– 0	–	– 0	–	– 0	–	884		– 0	–
CVI Investments Delaware 2 LP	– 0	–	4,330		436		– 0	–	176		– 0	–	4,070		9
Asker S.a.r.l.	– 0	–	11,381		936		(10)		1,340		– 0	–	11,775		71
Kielder Funding Ltd.	– 0	–	5,387		382		(6)		1,032		– 0	–	6,031		74
Elbe Investment Holdings S.a.r.l.	– 0	–	14,074		3,024		(65)		344		– 0	–	11,329		94
CVI AF Acquisition Trust	– 0	–	29,223		21,707		– 0	–	122		– 0	–	7,638		301
CVI SL Investment Trust IV	– 0	–	1,140		– 0	–	– 0	–	– 0	–	– 0	–	1,140		– 0	–
CVI LB Investment Trust V	– 0	–	4,582		239		– 0	–	41		– 0	–	4,384		– 0	–
CVI LB BB Investment Trust VI	– 0	–	7,484		– 0	–	– 0	–	– 0	–	– 0	–	7,484		– 0	–
CVI HEI Holdings LLC	– 0	–	2,036		12		– 0	–	35		– 0	–	2,059		– 0	–
CVI RTL Mortgage Loan Trust	– 0	–	181		– 0	–	– 0	–	– 0	–	– 0	–	181		– 0	–
CVI Hydro LP	– 0	–	5,000		5,155		155		1,098		– 0	–	1,098		– 0	–

Total							$574		$10,856		$23		$164,391		$5,216

*	Less than $500.

ABFunds.com	AB CarVal Credit Opportunities Fund 39

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

As of June 30, 2026, Aergo Capital Limited, which is the Fund’s investment into Aergo Holdings Limited, is deemed to be a significant subsidiary of the Fund in accordance with the definition of a “significant subsidiary” as defined by Regulation S-X 1-02(w)(2), Definitions of terms used in Regulation S-X (amendment effective January 1, 2021).

Pursuant to Regulation S-X 4-08(g)(4c), financial information of subsidiaries not consolidated and 50 percent or less owned is summarized for Aergo Holdings Limited and included below.

The following tables show summarized financial statement information for Aergo Holdings Limited for the year ended June 30, 2026. Amounts are presented in thousands and are unaudited.

Summary Balance Sheet	As of June 30, 2026
Non-Current Assets	$2,099,525
Current Assets	180,712

Total Assets	2,280,237
Non-Current Liabilities	2,334,721
Current Liabilities	78,427

Total Liabilities	2,413,148
Total Net (Liabilities)/Assets	(132,911)

Summary Income Statement	For the year ended June 30, 2026
Total Revenue	241,370
Total Operating Expenses	33,620

Total Operating Income	207,750
Depreciation & Amortization	(55,525)
Interest Expense	(138,631)
Gain (Loss) on Derivative Financial Instruments	1,291
Tax (Benefit) Expense	(1,861)

Net Income (loss) after Tax	$13,024

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under 1940 Act. Under the Agreement, Advisor Shares are not subject to distribution and servicing fees. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of .75% of the Fund’s average daily net assets attributable to Class A shares, 1.00% of the average daily net assets attributable to Class C shares and .75% of the average daily net assets attributable to Class U shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety to compensate broker-dealers or other persons for providing distribution assistance and promotional activities.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE D

Investment Transactions

1. Purchases and Sales

Purchases and sales of investment securities (excluding short-term investments) for the year ended June 30, 2026 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$494,528,459		$244,622,311
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

Cost	$535,200,493

Gross unrealized appreciation	$25,262,086
Gross unrealized depreciation	(24,249,076)

Net unrealized appreciation	$1,013,010

2. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Forward Currency Exchange Contracts

The Fund enters into forward currency exchange contracts in order to manage the foreign exchange rate risk related to investments denominated in foreign currency.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on forward currency exchange contracts. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the year ended June 30, 2026, the Fund held forward currency exchange contracts for hedging purposes.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

•	Swaps

The Fund enters into various swap arrangements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund is subject to credit price risk in the normal course of pursuing its investment objectives. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) of swaps on the consolidated statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain (loss) on swaps on the consolidated statement of operations, in addition to any realized gain (loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the consolidated statement of assets and liabilities. Amortized upfront premiums are included in net realized gain (loss) from swaps on the consolidated statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the consolidated statement of operations.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by the Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended June 30, 2026, the Fund held interest rate swaps for hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same referenced obligations with the same counterparty. Credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended June 30, 2026, the Fund held credit default swaps to manage its exposure to the market or certain sectors of the market and to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund.

During the year ended June 30, 2026, the Fund held credit default swaps for hedging purposes.

The Fund and the Subsidiary typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with their OTC derivative contract counterparties in order to, among other things, reduce their credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund and the Subsidiary typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Fund’s and the Subsidiary’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s and Subsidiary’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund or the Subsidiary decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s and the Subsidiary’s OTC counterparty has the right to terminate such transaction and require the Fund or the Subsidiary to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by the OTC counterparty tables below.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

During the year ended June 30, 2026, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable for variation margin on swaps	$203,146	*	Payable for variation margin on swaps	$44,205	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	3,149,781		Unrealized depreciation on forward currency exchange contracts	181,799

Credit contracts				Market value on credit default swaps	57,955

Total		$3,352,927			$283,959

*

Only variation margin receivable/payable at period end is reported within the consolidated statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the consolidated portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives		Change in Unrealized Appreciation or (Depreciation)
Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation (depreciation) of forward currency exchange contracts	$(2,875,563)		$7,634,817

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	(1,121,007)		704,296

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation (depreciation) of swaps	– 0	–	(12,775)

Total		$(3,996,570)		$8,326,338

ABFunds.com	AB CarVal Credit Opportunities Fund 45

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

The following table represents the average monthly volume of the Fund’s derivative transactions for the year ended June 30, 2026:

Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$15,203,523
Average principal amount of sale contracts	$119,669,047
Centrally Cleared Interest Rate Swaps:
Average notional amount	$25,949,394
Credit Default Swaps:
Average notional amount of buy contracts	$2,726,000	(a)

(a)	Positions were open for one month during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the consolidated statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of June 30, 2026. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the table.

Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
HSBC Bank USA	$3,149,781	$(181,799)		$	– 0	–	$	– 0	–	$2,967,982

Total	$3,149,781	$(181,799)		$	– 0	–	$	– 0	–	$2,967,982

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Barclays Bank PLC	$25,436	$ – 0	–	$	– 0	–	$	– 0	–	$25,436
HSBC Bank USA	181,799	(181,799)			– 0	–		– 0	–	– 0	–

Total	$207,235	$(181,799)		$	– 0	–	$	– 0	–	$25,436	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

3. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not

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held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Transactions in shares of capital stock were as follows:

	Shares			Amount
	Year Ended June 30, 2026		Year Ended June 30, 2025	Year Ended June 30, 2026			Year Ended June 30, 2025

Class A
Shares sold	348,208		31,652		$3,525,254		$313,442

Shares issued in reinvestment of dividends and distributions	6,586		68		66,149		675

Shares redeemed	(503)				(5,129)

Net increase	354,291		31,720		$3,586,274		$314,117

Advisor Class
Shares sold	29,076,135		16,677,408		$295,039,817		$167,163,700

Shares issued on reinvestment of dividends and distributions	2,670,185		1,123,284		26,831,607		11,155,689

Shares redeemed	(6,478,971)		(5,683,365)		(66,157,978)		(57,438,198)

Net increase	25,267,349		12,117,327		$255,713,446		$120,881,191

Class C
Shares sold	– 0	–	978	$	– 0	–	$10,031

Shares issued in reinvestment of dividends and distributions	77		66		779		655

Shares redeemed	– 0	–			– 0	–

Net increase	77		1,044		$779		$10,686

Class U
Shares sold	– 0	–	978	$	– 0	–	$10,031

Shares issued in reinvestment of dividends and distributions	80		68		813		672

Shares redeemed	– 0	–			– 0	–

Net increase	80		1,046		$813		$10,703

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For the fiscal year ended June 30, 2026, a third party vendor reimbursed the Fund $648,004 for losses incurred due to a net asset value error. This amount is presented in the Fund’s consolidated statement of changes in net assets.

NOTE F

Risks Involved in Investing in the Fund

Investing in the Fund involves certain risks and the Fund may not be able to achieve its intended results for a variety of reasons, including, among others, the possibility that the Adviser may not be able to structure the Fund’s investment program as anticipated.

Any investment in financial instruments carries certain market risks. An investment in the Fund is highly speculative and involves a high degree of risk due to the nature of the Fund’s investments and the investment strategies and trading strategies to be employed by the Fund. An investment in the Fund should not in itself be considered a balanced investment program. Shareholders should be able to withstand the loss of their entire investment.

The success of the Fund will be affected by general economic and market conditions, such as changes in interest rates, availability of credit, credit defaults, inflation rates, economic uncertainty, changes in laws (including laws relating to taxation of the Fund’s investments), trade barriers (including tariffs) and sanctions, currency exchange controls, market structure, liquidity, transparency and access, capital and margin requirements affecting the Fund, its intermediaries and national and international political circumstances (including wars, terrorist acts or security operations). These factors may affect the level and volatility of financial instruments’ prices and the liquidity of the Fund’s investments. Volatility or illiquidity could impair the Fund’s profitability or result in losses. The Fund may maintain substantial trading positions that can be adversely affected by the level of volatility in the financial markets — the larger the positions, the greater the potential for loss.

Market disruption can be caused by economic, financial or political events and factors, including but not limited to, international wars or conflicts, geopolitical developments (including trading and tariff arrangements, sanctions and cybersecurity attacks), instability in regions such as Asia, Eastern Europe and the Middle East, terrorism, natural disasters and public health epidemics and pandemics. The extent and duration of such events and resulting market disruptions cannot be predicted but could be substantial and could magnify the impact of other risks to the Fund. These and other similar events could adversely affect the U.S. and foreign financial markets and lead to increased market volatility, reduced liquidity in the securities markets, significant negative impacts on issuers and the markets for certain securities and commodities and/or government intervention. They may also cause short- or long-term economic uncertainties in the United States and worldwide. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries

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directly affected, the value and liquidity of the Fund’s investments may be negatively impacted. Further, due to closures of certain markets and restrictions on trading certain securities, the value of certain securities held by the Fund could be significantly impacted.

Widespread disease, including the outbreak of pandemics and epidemics, and natural or environmental disasters, such as earthquakes, droughts, fires, floods, hurricanes, tsunamis and climate-related phenomena generally, have been and can be highly disruptive to economies and markets, adversely impacting individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund’s investments. Economies and financial markets throughout the world have become increasingly interconnected, which increases the likelihood that events or conditions in one region or country will adversely affect markets or issuers in other regions or countries, including the United States. Additionally, market disruptions may result in increased market volatility; regulatory trading halts; closure of domestic or foreign exchanges, markets or governments; or market participants operating pursuant to business continuity plans for indeterminate periods of time. Further, market disruptions can (i) prevent the Fund from executing advantageous investment decisions in a timely manner, (ii) negatively impact the Fund’s ability to achieve its investment objective, as well as the operations of the Fund and the Adviser, and (iii) may exacerbate the risks discussed elsewhere in this prospectus, including political, social and economic risks.

Global economies and financial markets have become increasingly interconnected, which increases the possibility that economic, financial or political events and factors in one country or region might adversely impact issuers in a different country or region or worldwide.

The performance of the Fund may be volatile and subject to risk. The use of leverage will allow the Fund to make additional investments, thereby increasing its exposure to assets, such that its total assets may be greater than its capital. However, leverage will also magnify the volatility of changes in the value of the Fund’s portfolio. The effect of the use of leverage by the Fund in a market that moves adversely to its investments could result in substantial losses to the Fund, which would be greater than if the Fund were not leveraged.

The Fund may have exposure to interest rate risks, meaning that changes in prevailing interest rates could negatively affect the value of the Fund. Interest rate changes may affect the cash flows of an investment directly; the discount rate applied to those cash flows to determine present value; the cost of leverage; or the market yield requirement (and thereby realizable value) of a debt or equity instrument, real asset or item of collateral.

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The Fund may utilize investments for risk management purposes in order to: (i) protect against possible changes in the market value of the Fund’s investment portfolio resulting from fluctuations in the markets and changes in interest rates; (ii) protect the Fund’s unrealized gains in the value of its investment portfolio; (iii) facilitate the sale of any investments; (iv) enhance or preserve returns, spreads or gains on any investment in the Fund’s portfolio; (v) hedge against a directional trade; (vi) hedge the interest rate, credit or currency exchange rate on any of the Fund’s investments; (vii) protect against any increase in the price of any investments the Fund anticipates purchasing at a later date; or (viii) act for any other reason that the Adviser deems appropriate. The Fund will not be required to hedge any particular risk in connection with a particular transaction or its portfolio generally. The Adviser may be unable to anticipate the occurrence of a particular risk and, therefore, may be unable to attempt to hedge against it. While the Fund may enter into hedging transactions to seek to reduce risk, such transactions may result in a poorer overall performance for the Fund than if it had not engaged in any such hedging transaction. Moreover, the portfolio will always be exposed to certain risks that cannot be hedged.

Certain investments may be illiquid because, for example, they are subject to legal or other restrictions on transfer or there is no liquid market for such investments. Valuation of such investments may be difficult or uncertain because there may be limited information available about the issuers of such investments. The market prices, if any, for such investments tend to be volatile and may not be readily ascertainable, and the Fund may not be able to sell them when it desires to do so or to realize what it perceives to be their fair value in the event of a sale. The sale of restricted and illiquid investments often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of investments eligible for trading on national securities exchanges or in the over-the-counter markets. The Fund may not be able to readily dispose of such illiquid investments and, in some cases, may be contractually prohibited from disposing of such investments for a specified period of time. As a result, the Fund may be required to hold such investments despite adverse price movements. Even those markets which the Adviser expects to be liquid can experience periods, possibly extended periods, of illiquidity. Occasions have arisen in the past where previously liquid investments have rapidly become illiquid.

Securities that are not listed on a stock exchange or traded on an over the counter market may be subject to higher risks than listed securities. Because of the absence of any trading market for unlisted securities, it may take longer to liquidate, or it may not be possible to liquidate, positions in unlisted securities than would be the case for publicly traded securities. Companies whose securities are not publicly traded may not be subject to public disclosure and other investor protection requirements applicable to publicly traded securities.

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The Fund may invest in “below investment grade” securities (commonly referred to as “high yield” securities or “junk bonds”) and obligations of issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems (including companies involved in bankruptcy or other reorganization and liquidation proceedings). Below investment grade securities in which the Fund may invest also include defaulted and partially defaulted loans. Such investments are likely to be particularly risky although they also may offer the potential for correspondingly high returns. Any one or all of the issuers of the securities in which the Fund may invest may be unsuccessful or not show any return for a considerable period of time.

Among the risks inherent in investments in troubled entities is the risk that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments may also be adversely affected by laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and the bankruptcy court’s power to disallow, reduce, subordinate, recharacterize debt as equity or disenfranchise particular claims. Such companies’ obligations may be considered speculative, and the ability of such companies to pay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry or specific developments within such companies. In addition, there is no minimum credit standard that is a prerequisite to the Fund’s investments. There is no assurance that value of the assets collateralizing the Fund’s investments will be sufficient or that prospects for a successful reorganization or similar action will become available. Unless such loans are most senior, in any reorganization or liquidation proceeding relating to a company in which the Fund invests, the Fund may lose its entire investment, may be required to accept cash or securities with a value less than its original investment and/or may be required to accept payment over an extended period of time. Under such circumstances, the returns generated from the Fund’s investments may not compensate investors adequately for the risks assumed. In addition, under certain circumstances, payments and distributions may be disgorged if any such payment is later determined to have been a fraudulent conveyance or a preferential payment.

In addition to the risks described above, investments in distressed securities involve a material risk of involving the Fund in a related litigation. Such litigation can be time consuming and expensive, and can frequently lead to unpredicted delays or losses. Litigation expenses, including payments pursuant to settlements or judgments, generally will be borne by the Fund. There are a number of significant risks when investing in companies involved in bankruptcy or other reorganization proceedings, and many events in a bankruptcy are the product of contested matters and adversary proceedings which are beyond the control of the creditors. A bankruptcy filing may have adverse and permanent effects on a

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company. Further, if the proceeding is converted to a liquidation, the liquidation value of the company may not equal the liquidation value that was believed to exist at the time of the investment. In addition, the duration of a bankruptcy or other reorganization proceeding is difficult to predict. A creditor’s return on investment can be impacted adversely by delays while a plan of reorganization is being negotiated, approved by the creditors and, if applicable, confirmed by the bankruptcy court, and until it ultimately becomes effective. In bankruptcy, certain claims, such as claims for taxes, wages and certain trade claims, may have priority by law over the claims of certain creditors and administrative costs in connection with a bankruptcy proceeding are frequently high and will be paid out of the debtor’s estate prior to any return to creditors.

Certain fixed-income securities invested in by the Fund could be subject to U.S. federal, state or non-U.S. bankruptcy laws or fraudulent transfer or conveyance laws, if such securities were issued with the intent of hindering, delaying or defrauding creditors or, in certain circumstances, if the issuer receives less than reasonably equivalent value or fair consideration in return for issuing such securities. If a court were to find that the issuance of the securities was a fraudulent transfer or conveyance, the court could void the payment obligations under the securities, further subordinate the securities to other existing and future indebtedness of the issuer or require the Fund to repay any amounts received by it with respect to the securities. In the event of a finding that a fraudulent transfer or conveyance occurred, the Fund may not receive any payment on the securities. If the Fund or the Adviser is found to have interfered with the affairs of a company in which the Fund holds a debt investment, to the detriment of other creditors or common shareholders of such company, the Fund may be held liable for damages to injured parties or a bankruptcy court. While the Fund will attempt to avoid taking the types of action that would lead to such liability, there can be no assurance that such claims will not be asserted or that the Fund will be able to successfully defend against them. Moreover, such debt may be disallowed or subordinated to the claims of other creditors or treated as equity.

Insofar as the Fund’s portfolio includes obligations of non-U.S. obligors, the laws of certain foreign jurisdictions may provide for avoidance remedies under factual circumstances similar to those described above or under different circumstances, with consequences that may or may not be analogous to those described above under U.S. federal or state laws. Changes in bankruptcy laws (including U.S. federal and state laws and applicable non-U.S. laws) may adversely impact the Fund’s securities.

The Fund may invest in debt instruments and equity securities of companies that it does not control, which the Fund may acquire through market transactions or through purchases of securities directly from the issuer or other shareholders. Such investments will be subject to the risk that the issuer may make business, financial or management decisions with which the Fund does not agree or that the majority stakeholders or the management of the issuer may take risks or

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otherwise act in a manner that does not serve the Fund’s interests. In addition, the Fund may share control over certain investments with co-investors, which may make it more difficult for the Fund to implement its investment approach or exit the investment when it otherwise would. The occurrence of any of the foregoing could have a material adverse effect on the Fund and its Shareholders.

Due to the illiquid nature of many of the positions which the Fund is expected to acquire, as well as the uncertainties of the reorganization and active management process, the Adviser is unable to predict with confidence what the exit strategy will ultimately be for any given core position or that one will definitely be available. Exit strategies which appear to be viable when an investment is initiated may be precluded by the time the investment is ready to be realized due to economic, legal, political or other factors. The Adviser expects that the Fund will participate in investments that are also held by Other Accounts. Additionally, to the extent permitted under the 1940 Act, the Fund and Other Accounts may invest in different levels of an issuer’s capital structure. Consequently, the Adviser may determine that the sale of such investments may not be appropriate for a number of reasons, including if such sale could be detrimental to Other Accounts.

Debt securities of all types of issuers may have speculative characteristics, regardless of whether they are rated. The issuers of such instruments (including sovereign issuers) may face significant ongoing uncertainties and exposure to adverse conditions that may undermine the issuer’s ability to make timely payment of interest and principal in accordance with the terms of the obligations.

The Fund may enter into options, futures, forwards, swaps and other derivative instruments, such as credit derivatives. Derivative instruments may be subject to various types of risks, including market risk, liquidity risk, the risk of non-performance by the counterparty, including risks relating to the financial soundness and creditworthiness of the counterparty, legal risk and operations risk. The prices of derivative instruments can be highly volatile. Depending on the nature of the derivative, price movements may be influenced by interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets. In addition, the Fund may, in the future, take advantage of opportunities with respect to certain other derivative instruments that are not presently contemplated for use or that are currently not available. Special risks may apply in the future that cannot be determined at this time. The regulatory and tax environment for derivative instruments in which the Fund may participate is evolving, and changes in the regulation or taxation of such financial instruments may have a material adverse effect on the Fund.

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Debt portfolios of the kind the Fund will acquire typically comprise large numbers of heterogeneous, bilaterally negotiated loans which may be performing, sub- or non-performing and possibly in default. Furthermore, the obligor or relevant guarantor may also be in bankruptcy or liquidation. In addition to credit risk and interest rate risk, these portfolios may carry a number of idiosyncratic risks, including: limited representations and warranties from the selling institution; risk that liens over collateral are improperly recorded; incomplete or inconsistent documentation; incomplete payment history; impairment or illiquidity of collateral; inability to secure title to collateral; and the effectiveness of the loan servicer. There can be no assurance as to the amount and timing of payments, if any, with respect to the loans.

The Fund may invest in securities of non-U.S. companies and non-U.S. countries. Investing in the securities of such companies and countries involves certain considerations not usually associated with investing in securities of U.S. companies or the U.S. Government, including political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of imposition of withholding or other taxes on dividends, interest, capital gain, sale proceeds or other income; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Fund’s investment opportunities. The economies of non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, asset reinvestment, resource self-sufficiency and balance of payments position. Further, certain non-U.S. economies are heavily dependent upon international trade and accordingly have been and may continue to be adversely affected by trade barriers (including tariffs and sanctions), exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. The economies of certain non-U.S. countries may be based, predominantly, on only a few industries and may be vulnerable to changes in trade conditions and may have higher levels of debt or inflation. In addition, accounting and financial reporting standards that prevail in non-U.S. countries generally are not equivalent to U.S. standards and, consequently, less information may be available to investors in companies located in non-U.S. countries than is available to investors in companies located in the U.S. There also may be less regulation, generally, of the securities markets in non-U.S. countries than there is in the U.S. The values and relative yields of investments in the securities markets of different countries, and their associated risks, are expected to change independently of each other.

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Investing in emerging markets involves additional risks and special considerations not typically associated with investing in other more established economies or markets. Among other things, emerging market investments may be subject to the following risks: less publicly available information; more volatile markets and unstable market conditions; dependence on exports and international trade; changes in interest rates; availability of credit and inflation rates; less liquidity or available credit; uncertainty in enforceability of documents; changes in local laws and regulations (including nationalization of industries); political, social or economic instability (including wars, terrorist acts or security operations); the relatively small size of the securities markets in such countries and the low volume of trading and less strict securities market regulation; less favorable tax or legal provisions; price controls and other restrictive governmental actions; changes in or non-approval of tariffs or other fees or rates charged by or to portfolio companies; potential severe inflation or other serious adverse economic developments; unstable currency; expropriation of property; confiscatory taxation; imposition of withholding or other taxes, duties or levies on dividends, interest, capital gains, other income or gross sale or disposition proceeds; limitations on the removal of funds or other assets of the Fund; less government supervision and regulation of business and industry practices, stock exchanges, over-the-counter markets, brokers and dealers; poverty and unemployment; fluctuations in the rate of exchange between currencies, non-convertibility of currencies which can result in the inability to repatriate funds; costs associated with currency conversion; certain government policies that may restrict the Fund’s investment opportunities; longer settlement periods for transactions and less reliable clearance and custody arrangements; differences in accounting, auditing and financial reporting standards which may result in the unavailability of material information about issuers; difficulties pursuing legal remedies or in obtaining or enforcing judgments in non-U.S. courts; less-developed corporate laws regarding fiduciary duties of officers and directors and the protection of investors; and certain considerations regarding the maintenance of the Fund’s financial instruments with non-U.S. brokers and securities depositories. The foregoing may result in lack of liquidity and in price volatility.

The Fund may acquire assets related to the aviation industry. Investments in securitizations and other financial instruments backed by aircraft and aircraft equipment are subject to a number of risks relating to the aviation industry including reduced leasing of aircraft and related equipment by commercial airlines and the commercial aviation industry generally, reduction in demand for any one aircraft or type of aircraft, the maintenance and operating history of the specific aircraft or components that back such securities, maintenance or performance issues with the model and type of aircraft that back such securities, and regulatory risk relating to the aviation industry. Adverse developments with respect to any of the foregoing may adversely affect the value of securities collateralized or otherwise backed by aircraft or aircraft equipment. In addition, the bankruptcy of the lessors or lessees of the aircraft or aircraft equipment that

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back such securities may complicate financial recoveries in connection with such securities and therefore have a negative impact on their value. Market events such as economic declines and recessions, barriers to trade (including tariffs and sanctions), geopolitical conflicts and the occurrence or threat of pandemics, terrorism or war may also have an adverse effect on the aviation industry generally and securities related to the same, especially when such market events cause declines in travel, increases in costs or future uncertainty for airlines, aircraft or the commercial aviation industry generally. For example, as a result of the COVID-19 pandemic, air travel substantially declined, and many airlines became dependent, at least in part, on government aid. There can be no assurance that future events will not have a negative impact on the aviation industry or securities collateralized or otherwise backed by aircraft or aircraft equipment.

The performance of certain of the Fund’s investments may be substantially dependent upon prevailing prices of electricity, oil, natural gas, natural gas liquids, coal and other commodities (such as metals) and the differential between prices of specific commodities that are a primary factor in the profitability of certain conversion activities such as petroleum refining (“crack spread”) and power generation (“spark spread”). Commodity prices have been, and are likely to continue to be, volatile and subject to wide fluctuations in response to any of the following factors: (i) relatively minor changes in the supply of and demand for electricity or such other commodities; (ii) market uncertainty and the condition of various economies (including interest rates, levels of economic activity, the price of securities and the participation by other investors in the financial markets); (iii) political conditions in the U.S. and other project locations; (iv) the extent of domestic production and importation of oil, natural gas, natural gas liquids, coal or metals in certain relevant markets; (v) the foreign supply of oil, natural gas and metals; (vi) the prices of foreign imports; (vii) the level of consumer demand; (viii) the price and availability of alternative electric generation options; (ix) the price of steel and the outlook for steel production; (x) pandemics, wars, sanctions and weather conditions; (xi) the competitive position of electricity, ethanol/biodiesel, oil, gas or coal as a source of energy as compared with other energy sources; (xii) the industry-wide or local refining, transportation or processing capacity for natural gas or transmission capacity for electric energy; (xiii) the effect of U.S. and non-U.S. national, state and local regulation on the production, transportation and sale of electric energy and other commodities; (xiv) breakthrough technologies (such as improved storage or clean coal technologies) or government subsidies, tax credits or other support that allow alternative fuel generation projects to produce more reliable electric energy or lower the cost of such production compared to natural gas fueled electric generation projects; (xv) with respect to the price of oil, actions of the Organization of Petroleum Exporting Countries; or (xvi) the expected consumption of coking coal in steel production. While the Adviser will endeavor to take into account existing and anticipated future applicable greenhouse gas regulation in its investment decisions, changes in the regulation of greenhouse gases could impact an investment or make future investments undesirable.

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The Fund may directly or indirectly invest in mortgage real estate investment trusts (“REITs”). A mortgage REIT is a real estate investment trust that invests primarily in loans that are secured by real estate collateral and other fixed income instruments. Mortgage REITs are subject to certain risks that are generally associated with real estate debt investments (e.g., real estate market risk, interest rate risk, leverage risk, credit risk, and prepayment risk).

While loans and most other assets invested in by the Fund may be collateralized, the Fund may be exposed to losses resulting from default. Therefore, the value of the underlying collateral, the creditworthiness of the borrower or other counterparty and the priority of the lien are each of great importance. The Fund cannot guarantee the adequacy of the protection of the Fund’s interests, including the validity or enforceability of the applicable investment contract and the maintenance of the anticipated priority and perfection of the applicable security interests. Furthermore, the Fund cannot assure that claims may not be asserted that might interfere with enforcement of the Fund’s rights. In the event of a foreclosure, the Fund may assume direct ownership of the underlying asset. The liquidation proceeds upon sale of such asset may not satisfy the entire outstanding balance of principal and interest payable, resulting in a loss to the Fund. Any costs or delays involved in the effectuation of a foreclosure of the asset or a liquidation of the underlying property will further reduce the proceeds and thus increase the loss.

The Fund’s portfolios may include investments in structured finance securities. Structured finance securities are, generally, debt securities that entitle the holders thereof to receive payments of interest and principal that depend primarily on the cash flow from or sale proceeds of a specified pool of assets, either fixed or revolving, that by their terms convert into cash within a finite time period, together with rights or other assets designed to assure the servicing or timely distribution of proceeds to holders of such securities. If a particular asset or pool of assets held by the Fund becomes securitized with other assets, the value of such asset or pool of assets may be negatively impacted by the value of such other assets in such securitization transaction and may decrease as a result of the securitization.

The investment characteristics of asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”) differ from traditional debt securities. Among the major differences are that interest and principal payments are made more frequently, usually monthly, and that the principal may be prepaid at any time because the underlying loans or other assets generally may be prepaid at any time. The value of MBS and ABS may be particularly sensitive to changes in prevailing interest rates. Early payments of principal on some MBS may occur during periods of falling mortgage interest rates and expose the Fund to a lower rate of return upon reinvestment of principal. Early payments associated with MBS cause these securities to experience significantly greater price and yield

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volatility than is experienced by traditional fixed-income securities. During periods of rising interest rates, a reduction in prepayments may increase the effective life of MBS, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a MBS is inaccurately predicted, the Fund may not be able to realize the rate of return it expected.

CLOs and other structured finance securities are generally backed by a pool of credit-related assets that serve as collateral. Accordingly, CLO and structured finance securities present risks similar to those of other types of credit investments, including default (credit), interest rate and prepayment risks. In addition, CLOs and other structured finance securities are often governed by a complex series of legal documents and contracts, which increases the risk of dispute over the interpretation and enforceability of such documents relative to other types of investments. There is also a risk that the trustee of a CLO does not properly carry out its duties to the CLO, potentially resulting in loss to the CLO. CLOs are also inherently leveraged vehicles and are subject to leverage risk.

Structured notes, variable rate mortgage-backed and asset-backed securities each have rates of interest that vary based on a designated floating rate formula or index. The value of these investments is closely tied to the absolute levels of such rates or indices, or the market’s perception of anticipated changes in those rates or indices. The movements in specific indices or interest rates may be difficult or impossible to hedge.

The Fund is classified as a “non-diversified” investment company under the 1940 Act. Therefore, the Fund may invest a relatively higher percentage of its assets in a relatively smaller number of issuers and may invest a larger proportion of its assets in a single issuer. As a result, the gains and losses on a single investment may have a greater impact on the Fund’s NAV and may make the Fund more volatile than more diversified funds.

Although the Fund intends to implement a quarterly Share repurchase program, there is no guarantee that an investor will be able to sell all of the Shares that the investor desires to sell. The Fund should therefore be considered to offer limited liquidity.

The Fund is a non-diversified, closed-end management investment company structured as an “interval fund” and designed primarily for long-term investors. The Fund is not intended to be a typical traded investment. There is no secondary market for the Fund’s Shares and the Fund expects that no secondary market will develop. You should not invest in the Fund if you need a liquid investment. Closed-end funds differ from open-end management investment companies, commonly known as mutual funds, in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on NAV. Although the Fund, as a fundamental policy, will make quarterly offers to repurchase at least 5% and up to 25% of its outstanding Shares at

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NAV, the number of Shares tendered in connection with a repurchase offer may exceed the number of Shares the Fund has offered to repurchase, in which case not all of your Shares tendered in that offer will be repurchased. If Shareholders tender for repurchase more than the repurchase offer amount for a given repurchase offer, the Fund may, but is not required to, repurchase an additional number of Shares not to exceed 2.00% of the outstanding Shares of the Fund on the repurchase request deadline (i.e., the date by which Shareholders can tender their Shares in response to a repurchase offer) (the “Repurchase Request Deadline”). In connection with any given repurchase offer, the Fund may offer to repurchase only the minimum amount of 5% of its outstanding Shares. Hence, you may not be able to sell your Shares when and/or in the amount that you desire.

Although the Fund has elected to be treated as a regulated RIC under Subchapter M of the Code, no assurance can be given that the Fund will be able to qualify for and maintain RIC status. If the Fund qualifies as a RIC under the Code, the Fund generally will not be subject to corporate-level federal income taxes on its income and capital gains that are timely distributed (or deemed distributed) as dividends for U.S. federal income tax purposes to its shareholders. To qualify as a RIC under the Code and to be relieved of federal taxes on income and gains distributed as dividends for U.S. federal income tax purposes to the Fund’s shareholders, the Fund must, among other things, meet certain source-of-income, asset diversification and distribution requirements. The distribution requirement for a RIC is satisfied if the Fund distributes to its shareholders dividends each tax year for U.S. federal income tax purposes of an amount generally at least equal to the sum of 90% of the Fund’s investment company taxable income (generally, the sum of its net ordinary income and net short-term capital gains in excess of net long-term capital losses, if any), and 90% of the Fund’s net tax-exempt interest income (if any).

The Fund expects to be treated as a “publicly offered regulated investment company” (within the meaning of Section 67 of the Code) as a result of either (1) shares of its common stock and any preferred stock collectively being held by at least 500 persons at all times during a taxable year, (2) shares of its common stock being treated as regularly traded on an established securities market for any taxable year, or (3) shares of its common stock are continuously offered pursuant to a public offering (within the meaning of Section 4 of the Securities Act). However, there can be no assurance that the Fund will be treated as a publicly offered regulated investment company for all years. If the Fund is not treated as a publicly offered regulated investment company for any calendar year, for purposes of computing the taxable income of U.S. shareholders that are individuals, trusts or estates, (1) the Fund’s earnings will be computed without taking into account such U.S. shareholders’ allocable shares of the management and incentive fees paid to the Adviser and certain of the Fund’s other expenses; (2) each such U.S. shareholder will be treated as having

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

received or accrued a dividend from the Fund in the amount of such U.S. shareholder’s allocable share of these fees and expenses for such taxable year; (3) each such U.S. shareholder will be treated as having paid or incurred such U.S. shareholder’s allocable share of these fees and expenses for the calendar year; and (4) each such U.S. shareholder’s allocable share of these fees and expenses will be treated as miscellaneous itemized deductions by such U.S. shareholder. Miscellaneous itemized deductions generally are not deductible by a U.S. shareholder that is an individual, trust or estate.

The Fund cannot assure investors that the Fund will achieve investment results that will allow the Fund to make a specified level of cash distributions or year-to-year increases in cash distributions. All distributions will be paid at the discretion of the Board and may depend on the Fund’s earnings, the Fund’s net investment income, the Fund’s financial condition, maintenance of the Fund’s and the Fund’s RIC status, compliance with applicable regulations and such other factors as the Board may deem relevant from time to time.

The Fund will employ certain strategies which depend upon the reliability, accuracy and analysis of the Adviser’s analytical models. To the extent such models (or the assumptions underlying them) do not prove to be correct, the Fund may not perform as anticipated, which could result in substantial losses. All models ultimately depend upon the Adviser’s judgment and the assumptions embedded in them. To the extent that with respect to any investment, the judgment or assumptions are incorrect, the Fund can suffer losses.

The Fund depends on the Adviser to develop and implement appropriate systems for the Fund’s activities. The Fund relies heavily and on a daily basis on financial, accounting and other data processing systems to execute, clear and settle transactions across numerous and diverse markets and to evaluate certain investments, to monitor its portfolio and capital, and to generate risk management and other reports that are critical to oversight of the Fund’s activities. In addition, the Fund relies on information systems to store sensitive information about the Fund, the Adviser, and the Adviser’s affiliates. Certain of the Fund’s and the Adviser’s activities will be dependent upon systems operated by third parties, including prime brokers, the Administrator, market counterparties and other service providers, and the Adviser may not be in a position to verify the risks or reliability of such third-party systems. Failures in the systems employed by the Adviser’s, prime brokers, the Administrator, counterparties, exchanges and similar clearance and settlement facilities and other parties could result in mistakes made in the confirmation or settlement of transactions, or in transactions not being properly booked, evaluated or accounted for. In addition, despite the security measures established by the Adviser and third parties to safeguard the information in these systems, such systems may be vulnerable to attacks by hackers or breached due to employee error, malfeasance or other disruptions. Any such breach could compromise these systems and result in the theft, loss or public dissemination of the information stored therein. Disruptions in

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

the Fund’s operations or breach of the Fund’s information systems may cause the Fund to suffer, among other things, financial loss, the disruption of its businesses, liability to third parties, regulatory intervention or reputational damage. Any of the foregoing failures or disruptions could have a material adverse effect on the Fund and its shareholders.

The Fund has established, and expects to establish further, relationships to obtain financing, derivative intermediation and prime brokerage services that permit the Fund to trade in any variety of markets or asset classes over time. However, there can be no assurance that the Fund will be able to establish or maintain such relationships. An inability to establish or maintain such relationships could limit the Fund’s trading activities, create losses, preclude the Fund from engaging in certain transactions or prevent the Fund from trading at optimal rates and terms. Moreover, a disruption in the financing, derivative intermediation and prime brokerage services provided by any such relationships could have a significant impact on the Fund’s business due to the Fund’s reliance on such counterparties.

Allocation of Investment Opportunities. The AB CarVal Group has adopted allocation procedures that are intended to treat the Fund and Other Accounts in a manner that, over time, is fair and equitable. The AB CarVal Group currently provides investment advisory and administration services and may provide in the future similar services to Other Accounts. Certain existing Other Accounts have, and future Other Accounts may have, investment objectives similar to those of the Fund, and such Other Accounts will invest in asset classes similar to those targeted by the Fund. Certain other existing Other Accounts do not, and future Other Accounts may not, have similar investment objectives, but such Other Accounts may from time to time invest in asset classes similar to those targeted by the Fund. The AB CarVal Group will endeavor to allocate investment opportunities in a fair and equitable manner, and in any event consistent with any fiduciary duties owed to the Fund and Other Accounts and in an effort to avoid favoring one client over another and taking into account all relevant facts and circumstances. Nevertheless, it is possible that the Fund may not be given the opportunity to participate in certain investments made by investment funds managed by investment managers affiliated with the AB CarVal Group.

In the event investment opportunities are allocated among the Fund and the Other Accounts, the Fund may not be able to structure its investment portfolio in the manner desired. Furthermore, the Fund and the Other Accounts may make investments in securities where the prevailing trading activity may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold by the Fund and the Other Accounts. When this occurs, the various prices may be averaged, and the Fund will be charged or credited with the average price. Thus, the effect of the aggregation may operate on some occasions to the disadvantage of the Fund. In addition, under certain circumstances, the Fund may not be charged the same commission or commission

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

equivalent rates in connection with a bunched or aggregated order. The 1940 Act contains prohibitions and restrictions relating to certain transactions between registered investment companies and certain affiliates (including any investment advisers or sub-advisers), principal underwriters and certain affiliates of those affiliates or underwriters. Because the Fund is a registered investment company, the Fund is not generally permitted to make loans to companies controlled by the Adviser or other funds managed by the Adviser or its affiliates, including the AB CarVal Group. The Fund is also not permitted to make any co-investments with the AB CarVal Group or its affiliates (including any fund managed by the AB CarVal Group) without exemptive relief from the SEC, subject to certain exceptions. In certain circumstances, co-investments may be made only in accordance with the terms of the Exemptive Order. Co-investments made under the Exemptive Order are subject to compliance with the conditions and other requirements contained in the Exemptive Order, which could limit the Fund’s ability to participate in certain co-investment transactions.

Different Positions in the Capital Structure. From time to time, the Fund and the Other Accounts may make investments at different levels of an issuer’s capital structure or otherwise in different classes of an issuer’s securities. Such investments inherently give rise to conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by such entities.

The AB CarVal Group and its clients may pursue or enforce rights with respect to an issuer in which the Fund has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of the Fund’s investments may be negatively impacted by the activities of the AB CarVal Group and its affiliates or its clients, and transactions for the Fund may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

The Fund may co-invest with third parties through joint ventures or other parties’ entities (including, without limitation, other investors, who participate in the identification, acquisition or renovation, or other services or activities related to investment properties for the Fund). Third-party involvement with an investment may negatively impact the returns of such investment if, for example, the third-party co-venturer has financial difficulties, has economic or business interests or goals that are inconsistent with those of the Fund or is in a position to take (or block) action in a manner contrary to the Fund’s investment objective. In circumstances where such third parties involve a management group, such third parties may enter into compensation arrangements relating to such investments, including incentive compensation arrangements. Such compensation arrangements will reduce the returns to participants in the investments.

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NOTES TO CONSOLIDATED FINANCIAL STATEMENTS (continued)

NOTE G

Tax Information

The tax character of distributions paid during the fiscal years ended June 30, 2026 and June 30, 2025 was as follows:

	2026	2025
Distributions paid from:
Ordinary income	$32,248,435	$16,952,116
Long Term Capital Gain(a)	1,544,450	1,007,935

Total distributions paid	$33,792,885	$17,960,051

(a)

The Fund is designating as long-term capital dividends, pursuant to Internal Revenue Code 852(b)(3), the amount necessary to reduce the earnings and profits of the Fund related to net capital gain to zero for the tax year ended June 30, 2026.

As of June 30, 2026, the components of accumulated earnings (deficit) on a tax basis were as follows:

Undistributed ordinary	$4,729,637
Undistributed capital gains	– 0	–
Unrealized appreciation	1,017,754	(a)
Other temporary differences	(211,901	)(b)
Other losses	(4,782,729	)(c)

Total accumulated earnings	$752,761

(a)

The differences between book-basis and tax-basis unrealized appreciation (depreciation) are attributable primarily to the recognition for tax purposes of unrealized gains/losses on certain derivative instruments, the tax treatment of earnings from the Subsidiaries, investments in partnerships, swaps and debt instruments, and the tax deferral of losses on wash sales.

(b)	Other temporary differences is attributable to amortization of organizational costs.

(c)	As of June 30, 2026, the Fund had a qualified late-year ordinary capital loss deferral of $4,782,729.

During the current fiscal period, permanent differences primarily due to book to tax differences associated with the treatment of earnings from the Subsidiaries, expenses that are nondeductible for tax purposes and tax treatment of cost basis of transferred assets, resulted in adjustments of a net decrease to distributable earnings and a net increase in additional paid-in capital. These reclassifications had no effect on net assets.

NOTE H

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the consolidated financial statements through the date the consolidated financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s consolidated financial statements through this date.

ABFunds.com	AB CarVal Credit Opportunities Fund 63

CONSOLIDATED FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class A
	Year Ended June 30, 2026	September 17, 2024(a) to June 30, 2025

Net asset value, beginning of period	$10.05	$10.26

Income From Investment Operations

Net investment income(b)(c)	.37	.42

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.41	.04

Net increase in net asset value from operations	.78	.46

Less: Dividends and Distributions

Dividends from net investment income	(.64)	(.59)

Distributions from net realized gain on investment transactions	(.12)	(.08)

Total dividends and distributions	(.76)	(.67)

Contributions from third party vendor	.02	– 0	–

Net asset value, end of period	$10.09	$10.05

Total Return

Total investment return based on net asset value(d)	8.20%	4.78	%(e)
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$3,894	$319

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(g)(f)	2.95%	2.61	%(h)

Expenses, before waivers/reimbursements	3.06%	3.63	%(h)

Net investment income(c)	3.65%	5.41	%(h)

Portfolio turnover rate	67%	112%

See footnote summary on page 67.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Year Ended June 30, 2026	Year Ended June 30, 2025		February 23, 2024(h) to June 30, 2024

Net asset value, beginning of period	$ 10.09	$ 10.18		$ 10.00

Income From Investment Operations

Net investment income(b)(c)	.49	.60		.25

Net realized and unrealized gain on investment and foreign currency transactions	.32	.15		.02

Net increase in net asset value from operations	.81	.75		.27

Less: Dividends and Distributions

Dividends from net investment income	(.72)	(.76)		(.09)

Distributions from net realized gain on investment transactions	(.12)	(.08)		– 0	–

Total dividends and distributions	(.84)	(.84)		(.09)

Contributions from third party vendor	.02	– 0	–	– 0	–

Net asset value, end of period	$ 10.08	$ 10.09		$ 10.18

Total Return

Total investment return based on net asset value(d)	8.52%	7.75	%(e)	2.73%
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$552,566	$297,887		$177,245

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	2.18%	2.21%		2.03	%(g)

Expenses, before waivers/reimbursements	2.29%	3.06%		5.39	%(g)

Net investment income(c)	4.79%	6.00%		6.97	%(g)

Portfolio turnover rate	67%	112%		32%

See footnote summary on page 67.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class C
	Year Ended June 30, 2026	September 17, 2024(a) to June 30, 2025

Net asset value, beginning of period	$ 10.09	$ 10.26

Income From Investment Operations

Net investment income(b)(c)	.41	.45

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.30	.04

Net increase in net asset value from operations	.71	.49

Less: Dividends and Distributions

Dividends from net investment income	(.61)	(.58)

Distributions from net realized gain on investment transactions	(.12)	(.08)

Total dividends and distributions	(.73)	(.66)

Contributions from third party vendor	.02	– 0	–

Net asset value, end of period	$ 10.09	$ 10.09

Total Return

Total investment return based on net asset value(d)	7.42%	5.00	%(e)
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$11	$11

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	3.18%	3.23	%(g)

Expenses, before waivers/reimbursements	3.27%	4.06	%(g)

Net investment income(c)	4.00%	5.71	%(g)

Portfolio turnover rate	67%	112%

See footnote summary on page 67.

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CONSOLIDATED FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

	Class U
	Year Ended June 30, 2026	September 17, 2024(a) to June 30, 2025

Net asset value, beginning of period	$10.09	$10.26

Income From Investment Operations

Net investment income(b)(c)	.43	.47

Net realized and unrealized gain (loss) on investment and foreign currency transactions	.30	.03

Net increase in net asset value from operations	.73	.50

Less: Dividends and Distributions

Dividends from net investment income	(.63)	(.59)

Distributions from net realized gain on investment transactions	(.12)	(.08)

Total dividends and distributions	(.75)	(.67)

Contributions from third party vendor	.02	– 0	–

Net asset value, end of period	$10.09	$10.09

Total Return

Total investment return based on net asset value(d)	7.62%	5.17	%(e)
Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$11	$11

Ratio to average net assets of:

Expenses, net of waivers/reimbursements(f)	2.92%	2.99	%(g)

Expenses, before waivers/reimbursements	3.02%	3.82	%(g)

Net investment income(c)	4.26%	5.96	%(g)

Portfolio turnover rate	67%	112%

(a)	Commencement of distributions.

(b)	Based on average shares outstanding.

(c)	Net of fees waived and expenses reimbursed.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

(f)

Expenses, net of waivers/reimbursements is inclusive of financing and investment specific expenses, which are excluded from the expense limitation agreement. These expenses were 0.98%, 0.21%, 1.20% and 0.95% of the total for Class A, Advisor Class, Class C and Class U, respectively. Excluding these costs, the expense ratio to average net assets would have been 1.99%, 1.98%, 1.98% and 1.98% for Class A, Advisor Class, Class C and Class U, respectively.

(g)	Annualized.

(h)	Commencement of operations.

See notes to consolidated financial statements.

ABFunds.com	AB CarVal Credit Opportunities Fund 67

REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees

AB CarVal Credit Opportunities Fund:

Opinion on the Consolidated Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of AB CarVal Credit Opportunities Fund (the Fund), including the consolidated portfolio of investments, as of June 30, 2026, the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the consolidated financial statements) and the financial highlights for each of the years or periods in the three-year period then ended. In our opinion, the consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Fund as of June 30, 2026, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and their financial highlights for each of the years or periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of June 30, 2026, by correspondence with custodians and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the consolidated

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2024.

Chicago, Illinois

August 27, 2026

ABFunds.com	AB CarVal Credit Opportunities Fund 69

BOARD OF TRUSTEES

John G. Jordan(1), Chair Terry Sebastian(1) Richard Pontin(1)	Matthew Bass(1) Kate Whalen(1)

OFFICERS

Lucas Detor President and Principal Executive Officer Leon Hirth Secretary Matthew Johnson Treasurer, Principal Financial Officer and Principal Accounting Officer	Christie Oberg Chief Compliance Officer Jennifer Friedland Deputy Chief Compliance Officer

Custodian

The Northern Trust Company

50 South LaSalle Street

Chicago, Illinois 60603

Distributors

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Legal Counsel Dechert LLP Cira Centre 2929 Arch Street Philadelphia, PA 19104 Independent Registered Public Accounting Firm KPMG LLP Suite 600 350 N. 5th Street Minneapolis, MN 55401

(1)	Member of the Audit Committee

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MANAGEMENT OF THE FUND

Board of Trustees Information

The business and affairs of the Fund are managed under the direction of the Board of Trustees. Certain information concerning the Fund’s Trustees is set forth below.

NAME, ADDRESS,* AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS AND OTHER INFORMATION	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY THE TRUSTEE	OTHER TRUSTEESHIPS/ DIRECTORSHIPS HELD BY THE TRUSTEE
INTERESTED TRUSTEES

Matthew Bass Age: 47 (2026)	Head of Private Alternatives for AB (2010 – Present)	1	Director of AB Private Credit Investors Corporation (2016 – Present)

Kate Whalen Age: 40 (2026)	Managing Director, CAO of Private Alternatives for AB (2020 – Present)	1	None

INDEPENDENT TRUSTEES

John G. Jordan, Chair of the Board Age: 55 (2026)	Independent Consultant (2016 – Present); Managing Member of Viaje 254, LLC (2018 – Present); Managing Member of Evans 254, LLC (2018 – Present); Managing Member of 2FiveFour, LLC (2018 – Present); Chief Financial Officer of woombikes USA, LLC (2019 – 2021)	1	Advisory Board Member of LBJ Family Partnership (2021 – Present); Member of the Finance Committee of Texas Tribune, Inc. (2019 – Present); Advisory Board Member of LBJ Family Wealth Advisors, Ltd. (2015 – 2021); Independent Director of AB Private Credit Investors Corporation (2016 – Present); AB Private Lending Fund (2023 – Present)

Terry Sebastian Age: 58 (2026)	Chief Executive Officer, Savannah Food Company (2024 – Present); Operating Partner at Lake Pacific Partners LLC (2018 – Present); Chief Executive Officer of Cal Pacific Specialty Foods, LLC (2011 – 2018)	1	Member of the Advisory Board at Lake Pacific Partners, LLC (2018 – Present); Chairman of Innovative Freeze Dried Food (2019 – Present); Board Member of JR Short (2019 – Present); Board Member of Cal Pacific Specialty Foods, LLC (2011 – 2018); Independent Director of AB Private Credit Investors Corporation (2016 – Present); AB Private Lending Fund (2023 – Present)

ABFunds.com	AB CarVal Credit Opportunities Fund 71

MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS,* AGE, (YEAR ELECTED**)	PRINCIPAL OCCUPATION(S) DURING THE PAST FIVE YEARS AND OTHER INFORMATION	NUMBER OF PORTFOLIOS IN THE FUND COMPLEX OVERSEEN BY THE TRUSTEE	OTHER TRUSTEESHIPS/ DIRECTORSHIPS HELD BY THE TRUSTEE
INDEPENDENT TRUSTEES (continued)

Richard Pontin Age: 72 (2026)	Advisor to private equity and venture capital companies and entrepreneurs (2001 – Present)	1	Board Member of PlumChoice Inc. (2010 – 2018); Independent Director of AB Private Credit Investors Corporation (2016 – Present); AB Private Lending Fund (2023 – Present)

*	The address for each of the Fund’s Independent Trustees is 1601 Utica Avenue South, Suite 1000, Minneapolis, MN 55416.

**

There is no stated term of office for the Fund’s Trustees. Each Trustee serves until his or her successor is elected and qualifies or until his or her death, resignation, or removal as provided in the Declaration of Trust, Bylaws or by statute.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS,* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Lucas Detor Age: 54	President and Principal Executive Officer	Managing Principal for the Adviser (2016 – Present)

Matthew Johnson Age: 43	Treasurer, Principal Financial Officer, Principal Accounting Officer	Managing Director of Financial Control for the Adviser (2016 – 2026), Head of Private Alternatives Financial Control for AB (2026 – Present)

Christie Oberg Age: 54	Chief Compliance Officer	Alternatives Chief Compliance Officer for AB (2014 – Present).

Jennifer Friedland Age: 52	Deputy Chief Compliance Officer	Deputy Chief Compliance Officer for AB Funds (2021 – 2022); Chief Compliance Officer AB Private Credit Investors Corporation (2021 – Present); Chief Compliance Officer AB/SCB Funds (2023 – Present); Vice President and Director of Subadvisory Fund Compliance for AB (2020 – Present)

Leon Hirth Age: 55	Secretary	Senior Vice President and Senior Alternatives Counsel for AB (2020 – present); Counsel for Shearman & Sterling LLP (2019 – 2020); General Counsel and Chief Compliance Officer at Stellam Investment Management (2013 – 2019)

ABFunds.com	AB CarVal Credit Opportunities Fund 73

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

Investment Advisory Agreements

Background

At a meeting held on June 23, 2026 (the “Meeting”), the Board of Trustees (the “Board”) of AB CarVal Credit Opportunities Fund (the “Fund”), including a majority of the Trustees who are not parties to the investment advisory agreement (the “Existing Advisory Agreement”) by and between the Fund and AB CarVal Investors, L.P. (the “Adviser”) or “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of any party thereto (the “Independent Trustees”), considered and unanimously voted to approve the continuation and renewal of the Existing Advisory Agreement for an additional period of one year.

The Board also considered that Equitable Holdings, Inc. (“EQH”) and Corebridge Financial, Inc. (“Corebridge”) announced that they had entered into a definitive agreement to merge (the “Transaction”), and that EQH is the indirect holder of a majority of the partnership interests in AllianceBernstein L.P. (“AB”), which is the indirect parent of the Adviser. The Board noted that the Transaction would result in a change of control of the Adviser, which would be considered an “assignment” under the 1940 Act that would terminate the Existing Advisory Agreement, as well as certain agreements with the Adviser and affiliates of the Adviser. The Board, including a majority of the Independent Trustees, considered and unanimously voted to approve (i) a proposed investment advisory agreement (the “Proposed Advisory Agreement”) by and between the Fund and the Adviser for an initial two-year period, which, if approved by the Fund’s shareholders, would take effect upon the closing of the Transaction, replacing the Existing Advisory Agreement; and (ii) an interim investment advisory agreement (the “Interim Agreement”) by and between the Fund and the Adviser, intended to function as a placeholder contract in the time between the planned change of control and shareholder approval of the Proposed Advisory Agreement, if necessary (the Existing Advisory Agreement, the Proposed Advisory Agreement and the Interim Agreement, collectively, the “Advisory Agreements”).

Consideration of Advisory Agreements

In reaching a decision to approve the Advisory Agreements, the Board, assisted by the advice of Fund counsel, requested and received a broad range of information and considered all the factors the Board believed relevant, including, among other things, the following: (1) the nature, extent and quality of services performed or to be performed by the Adviser, including the investment performance of the Fund, a composite of funds and accounts managed by the Adviser that are comparable to the Fund in terms of strategy and types of investments, including certain private funds managed by the Adviser that transferred certain of their assets to the Fund prior to its registration under the 1940 Act (the “Composite”), and investment companies managed by third-party investment advisers that have similar investment strategies as the Fund, as identified by a

74 AB CarVal Credit Opportunities Fund	ABFunds.com

third-party data provider (the “Peer Funds”); (2) information regarding the fees and other expenses paid by the Fund, including the cost of services provided by the Adviser and its affiliates, AllianceBernstein Investments, Inc. (“ABI”) and AllianceBernstein Investor Services, Inc. (“ABIS”); (3) comparative information on fees and expenses borne by the Peer Funds and a private fund with a similar strategy managed by the Adviser; (4) the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of the Fund’s investors; and (5) various other factors.

The Board requested, considered and evaluated information regarding the following factors, among others:

Nature, Extent and Quality of Services

The Board reviewed and considered the nature, extent and quality of the services provided or to be provided by the Adviser under the Advisory Agreements and by its affiliates, ABI and ABIS, under separate agreements, as well as the services provided to the Fund by third-party service providers. Among other things, the Board reviewed the most recent Form ADV for the Adviser and information about the qualifications, background and experience of the key personnel of the Adviser primarily responsible for the day-to-day portfolio management of the Fund.

The Board considered the special attributes of the Fund as a closed-end fund that has elected to operate as an interval fund and the benefits that are expected to be realized from an investment in the Fund. The Board also considered the resources devoted by the Adviser and its affiliates in developing and maintaining the processes and infrastructure necessary to support the ongoing operations of the Fund, including the subscription and repurchase processes.

The Board also evaluated the ability of the Adviser to attract and retain high-caliber personnel. In this regard, the Board considered information regarding the Adviser’s and its affiliates’ compensation program, which is designed to align investment professionals’ interests with the interests of the Adviser and the Fund and its shareholders.

In addition, the Board reviewed information about the Adviser’s investment process, as well as its risk management, valuation, legal and compliance programs. The Board also considered that the Adviser oversees the Fund’s compliance with its investment objective and policies as well as with applicable laws and regulations, including the Fund’s compliance with the exemptive order from the Securities and Exchange Commission permitting the Fund to co-invest in certain negotiated investments with other funds or accounts managed by the Adviser or its affiliates.

Based on the above factors, together with those referenced below, the Board concluded that it was generally satisfied with, and that the Fund should continue to benefit from, the nature, extent and quality of services provided to the Fund by the Adviser under the Advisory Agreements.

ABFunds.com	AB CarVal Credit Opportunities Fund 75

Investment Performance

The Board considered the investment performance of the Fund. In this regard, the Trustees received information regarding the Fund’s net performance and relative performance as compared to the Peer Funds, as well as relative performance as compared to the returns of a relevant benchmark index used for performance evaluation, for the one-month, three-month, one-year, year-to-date, and since inception periods as of April 30, 2026. The Board also considered information with respect to the Fund’s risk profile as compared to the Peer Funds and a relevant benchmark index for the since inception period as of March 31, 2026.

The Board further noted that, in connection with each of its regular quarterly meetings, the Board receives information on the performance of the Fund, including net performance, relative performance as compared to the Peer Funds, and performance as compared to the returns of a relevant benchmark index used for performance evaluation. At each quarterly Board meeting, the Adviser reviews with the Board the economic and market environment, absolute and relative performance of the Fund, and information about risk management and style consistency in connection with management of the Fund. The Board considered investment performance for the Fund since the Fund’s inception.

The Adviser discussed with the Board factors contributing to the Fund’s performance results generally and compared to the Peer Funds. The Board concluded that the investment performance generated by the Adviser was generally satisfactory.

Fees and Expenses of the Fund

The Board then reviewed and considered the management fee rate that would be payable by the Fund to the Adviser under the Advisory Agreements and information about the total and net expense ratio of the Fund’s shares for the period ended December 31, 2025, noting that no changes were being proposed to the fee structure relative to the Existing Advisory Agreement. The Board considered a comparison of the management fee rate and total net expense ratio of the Fund to those of the Peer Funds, noting that the management fee rate and the total and net expenses for the Fund were each below the median management fee and total and net expenses, respectively, of the Peer Funds. The Board also considered that the Fund’s management fee rate was comparable to that of a private fund with a similar strategy managed by the Adviser. The Board noted that the private fund was also subject to a performance fee and that certain of the Peer Funds were subject to performance and incentive fees also. The Board reviewed and considered the expense limitations arrangement, pursuant to which the Adviser had contractually agreed to limit certain expenses of the Fund.

Based on its review, the Board concluded that each of the Fund’s management fee rate and total expense ratio under the Advisory Agreements is fair and reasonable in light of the services provided to the Fund and other factors considered.

76 AB CarVal Credit Opportunities Fund	ABFunds.com

Profitability

The Board next considered the Adviser’s level of profitability with respect to the Fund under the Advisory Agreements. In evaluating the Adviser’s profitability with respect to the Fund, the Board also considered the Adviser’s assumptions used in calculating its profitability. Based on its review, the Board concluded that the Adviser’s profitability was reasonable and not excessive.

Economies of Scale

The Board considered the growth and potential growth of the Fund and information regarding whether the Advisory Agreements adequately address economies of scale with respect to providing advisory services to the Fund. The Board considered that the expense limitation agreement will cause the Adviser to bear certain operational expenses until the Fund is large enough to benefit from economies of scale. Although the Fund’s management fee will not decrease as the Fund’s assets grow (because it will not be subject to management fee breakpoints), the Trustees concluded that the Fund’s proposed management fee is appropriate in light of the projected size of the Fund and appropriately reflects the current economic environment for the Adviser and the competitive nature of the closed-end interval fund market. The Trustees also noted that they will have the opportunity to periodically reexamine whether the Fund has achieved economies of scale and the appropriateness of the management fee payable to the Adviser with respect to the Fund, in the future, at which time the implementation of fee breakpoints on the Fund could be considered. Based on the foregoing, the Board concluded that the lack of breakpoints in the fee structure was appropriate given the expense limitation agreement.

Other Benefits and Other Factors

The Board considered other benefits to the Adviser and its affiliates that may be derived from their relationship with the Fund. The Board also considered that the Fund pays a fee to ABIS and also reimburses ABIS for certain out-of-pocket expenses for its provision of certain accounting, consulting, compliance, operational and administrative services to the Fund. Based on information provided by the Adviser, the Board concluded that these other benefits were not material.

Approval of Advisory Agreements

The Board’s decision to approve the Advisory Agreements was not based on any single factor, but rather was based on a comprehensive consideration of the information provided to the Board at its meetings throughout the year. The Board did not assign relative weights to the factors considered by it as the Board conducted an overall analysis of these factors. Individual members of the Board may have given different weights to different factors. In addition, the Independent Trustees met prior to the Meeting in executive session, during which they were advised by Fund counsel regarding their responsibilities and other regulatory requirements related to the approval of investment advisory

ABFunds.com	AB CarVal Credit Opportunities Fund 77

agreements by registered investment companies and reviewed the Adviser’s responses to the Board’s information request.

(i) Approval of the Continuation and Renewal of the Existing Agreement

In connection with their consideration of the renewal of the Existing Advisory Agreement, the Board gave weight to various factors, but did not identify any particular factor as controlling its decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fee payable by the Fund was reasonable in light of the services provided to it by the Adviser, the Adviser’s costs and the Fund’s asset levels. The Trustees concluded that the Adviser’s management likely would benefit the Fund and its shareholders and that the renewal of the Existing Advisory Agreement for a period of one-year was appropriate.

(ii) Approval of the Proposed Advisory Agreement

The Board also approved the Proposed Advisory Agreement, which will be presented to the Fund’s shareholders for approval, and, if approved by shareholders, will take effect upon the closing of the Transaction. In reaching a decision to approve the Proposed Advisory Agreement, the Board noted that the terms of the Proposed Advisory Agreement are identical to those of the Existing Advisory Agreement. The Board also noted that the entities that would provide services to the Fund are identical to those that provide services to the Fund under the Existing Advisory Agreement.

In approving the Proposed Advisory Agreement, the Board considered the same factors and reached the same conclusions that it considered and reached with respect to the Board’s approval of the Existing Advisory Agreement. After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fee that would be payable by the Fund was reasonable in light of the services to be provided to it by the Adviser, the Adviser’s anticipated costs and the Fund’s reasonably anticipated asset levels. The Trustees concluded that the Adviser’s management would likely benefit the Fund and its shareholders and the Proposed Advisory Agreement should be approved for an initial two-year period.

(iii) Approval of the Interim Agreement

The Board also approved the Interim Agreement, which will go into effect for the Fund only in the event that shareholders of the Fund do not approve the Proposed Advisory Agreement by the closing date of the Transaction, upon which the Existing Advisory Agreement will terminate. In reaching a decision to approve the Interim Agreement, the Board noted that the terms of the Interim Agreement are identical to those of the Existing Advisory Agreement, and that, therefore, the compensation to be received by the Adviser under the Interim Agreement would be no greater than the compensation the Adviser would have received under the Existing Agreement. The Board found that the scope and quality of services to be provided to the Fund under the Interim Agreement would be at least

78 AB CarVal Credit Opportunities Fund	ABFunds.com

equivalent to the scope and quality of services provided under the Advisory Agreement. The Board also noted that the entities that would provide services to the Fund under the Interim Agreement are identical to those that provide services to the Fund under the Existing Advisory Agreement and those that will provide services to the Fund under the Proposed Advisory Agreement.

In approving the Interim Agreement, the Board considered the same factors and reached the same conclusions that it considered and reached with respect to the Board’s approvals of the Existing Advisory Agreement. After deliberation and consideration of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fee that would be payable by the Fund was reasonable in light of the services to be provided to it by the Adviser, the Adviser’s anticipated costs and the Fund’s reasonably anticipated asset levels. The Trustees concluded that the Adviser’s management would likely benefit the Fund and its shareholders and the approval of the Interim Agreement for a period of up to 150 days was appropriate.

ABFunds.com	AB CarVal Credit Opportunities Fund 79

NOTES

80 AB Carval Credit Opportunities Fund	ABFunds.com

Privacy Notice

AllianceBernstein and its affiliates (collectively referred to as “AllianceBernstein”, “we”, “our”, and similar pronouns) understand the importance of maintaining the confidentiality and security of our clients’ nonpublic personal information. Nonpublic personal information is personally identifiable financial information about our clients who are natural persons. To provide financial products and services to our clients, we collect nonpublic personal information from a variety of sources, including: (1) information we receive from clients, such as through applications or other forms, which can include a client’s name, address, phone number, social security number, assets, income and other household information, (2) information about client transactions with us, our affiliates and non-affiliated third parties, which can include account balances and transactions history, and (3) information from visitors to our websites provided through online forms, site visitorship data and online information-collecting devices known as “cookies.”

We may disclose all of the nonpublic personal information that we collect about our current and former clients, as described above, to non-affiliated third parties to manage our business and as otherwise required or permitted by law, including those that perform transaction processing or servicing functions, marketing services providers that provide marketing services on our behalf pursuant to a joint marketing agreement, and professional services firms that provide knowledge-based services such as accountants, consultants, lawyers and auditors to help manage client accounts. We require all the third-party providers to adhere to our privacy policy or a functional equivalent.

We may also disclose the nonpublic personal information that we collect about current and former clients, as described above, to our affiliated investment, brokerage, service and insurance companies for the purpose of marketing their products or services to clients under circumstances that are permitted by law, such as if our affiliate has its own relationship with you. We have policies and procedures to ensure that certain conditions are met before an AllianceBernstein affiliated company may use information obtained from another affiliate to solicit clients for marketing purposes.

We will also use nonpublic personal information about our clients for our own internal analysis, analytics, research and development, and to improve and add to our client offerings.

We have policies and procedures designed to safeguard the confidentiality and security of nonpublic personal information about our clients that include restricting access to nonpublic personal information to personnel that have been screened and undergone security and privacy training; to personnel who need it to perform their work functions such as our operations, customer service, account management, finance, quality, vendor management and compliance teams as required to provide services, communicate with you and fulfill our legal obligations.

We employ reasonably designed physical, electronic and procedural safeguards to secure and protect client nonpublic personal information.

If you are in the European Economic Area (“EEA”) or Switzerland, we will comply with applicable legal requirements providing adequate protection for the transfer of personal information to recipients in countries outside of the EEA and Switzerland.

For more information, our Privacy Policy statement can be viewed here: https://www.alliancebernstein.com/abcom/Privacy_Terms/PrivacyPolicy.htm.

AB CarVal Credit Opportunities Fund

66 Hudson Boulevard East

New York, NY 10001

800 221 5672

IVF-COF-0151-0626

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period, the registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer.

(c) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(d) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

(e) The Code of Ethics is not posted on the registrant’s website.

(f) A copy of the registrant’s Code of Ethics is filed herewith as Exhibit 19(a)(1).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert serving on its audit committee. The name of the audit committee financial expert is Richard S. Pontin. Mr. Pontin is “independent” for purposes of this Item.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the Fund’s principal accountant KPMG LLP, for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), and (iii) professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.

	Audit Fees	Audit-Related Fees	Tax Fees
2026	$260,000	-0-	-0-
2025	$230,000	-0-	-0-

(d) Not applicable.

(e) (1) The Fund’s Audit Committee policies and procedures require the pre-approval by the Audit Committee of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval by the Audit Committee of all non-audit services provided to AB CarVal Investors, L.P., the Fund’s investment adviser (the “Adviser”), or any entity controlling, controlled by or under common control with the Adviser which provides ongoing services to the Fund, before the Fund’s independent registered public accounting firm commences providing such service to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) No percentage of services addressed by (b) and (c) of this Item 4 were approved by the Audit Committee pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. No amounts are reported for Item 4 (d).

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit fees billed by the Fund’s accountant for services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund for the last two fiscal years:

	All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre- approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
2026	-0-	-0-
2025	-0-	-0-

(h) Not applicable.

(i) Not applicable.

(j) Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable

ITEM 6. INVESTMENTS.

(a) Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

(b) Not applicable

ITEM 7. FINANCIAL STATEMENTS AND FINANCIAL HIGHLIGHTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9. PROXY DISCLOSURES FOR OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 10. REMUNERATION PAID TO DIRECTORS, OFFICERS, AND OTHERS OF OPEN-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable

ITEM 11. STATEMENT REGARDING BASIS FOR APPROVAL OF INVESTMENT ADVISORY CONTRACT.

Included in Item 1 of this Form N-CSR.

ITEM 12. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The Fund delegates proxy voting decisions to the Adviser. The proxy voting procedures of the Adviser are filed as Exhibit 19(c) herewith.

ITEM 13. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

(a) (1) The management of, and investment decisions for, the Fund are made by the Adviser’s portfolio investment committee (“PIC”).

The following table lists the individuals that are members of the PIC (the “Portfolio Managers”), their titles, the year that each Portfolio Manager assumed responsibility for the Fund, and each Portfolio Manager’s person principal occupation during the past five years as of September 4, 2026:

Employee; Length of Service; Title	Principal Occupation During the Past Five (5) Years

Jody Gunderson; since inception; member of PIC	Managing Principal of the Adviser

Lucas Detor; since inception; Portfolio Manager and member of PIC	Managing Principal of the Adviser

David Fry; since inception; Portfolio Manager and member of PIC	Chief Risk Officer of the Adviser

Chris Hedberg; since inception; Portfolio Manager and member of PIC	Chief Operating Officer of the Adviser (2/1/23 to present); previously Chief Financial Officer of the Adviser

Matthew Bogart; since inception; Portfolio Manager and member of PIC	General Counsel of the Adviser

John Withrow; since inception; Portfolio Manager	Principal of the Adviser

Roger Newkirk; since inception; Portfolio Manager	Managing Director of the Adviser

(a) (2) (i)-(iii) The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund’s portfolio managers also have day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of the Fund’s fiscal year ended June 30, 2026 (and does not include the Fund).

Name of Portfolio Manager	Type of Accounts	Total # of Accounts Managed	Total Assets	# of Accounts Managed for which Advisory Fee is Based on Performance	Total Assets for which Advisory Fee is Based on Performance
Jody Gunderson	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	48	$17.2 billion	45	$16.4 billion
	Other Accounts	6	$7.8 billion	0	$0
Lucas Detor	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	48	$17.2 billion	45	$16.4 billion
	Other Accounts	6	$7.8 billion	0	$0
David Fry	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	48	$17.2 billion	45	$16.4 billion
	Other Accounts	6	$7.8 billion	0	$0
Chris Hedberg	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	48	$17.2 billion	45	$16.4 billion
	Other Accounts	6	$7.8 billion	0	$0

Matthew Bogart	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	48	$17.2 billion	45	$16.4 billion
	Other Accounts	6	$7.8 billion	0	$0
John Withrow	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	48	$17.2 billion	45	$16.4 billion
	Other Accounts	6	$7.8 billion	0	$0
Roger Newkirk	Registered Investment Companies	0	$0	0	$0
	Other Pooled Investment Vehicles	48	$17.2 billion	45	$16.4 billion
	Other Accounts	6	$7.8 billion	0	$0

(a) (2) (iv) As an investment adviser and fiduciary, the Adviser owes its clients and shareholders an undivided duty of loyalty. The Adviser recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including the Fund and allocating investment opportunities. Investment professionals, including the Portfolio Managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. The Adviser places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Investments by AB CarVal Personnel. The Adviser’s Code of Ethics places restrictions on trades by employees, including that they disclose their personal investment holdings and transactions to the Adviser on a periodic basis, and requires that employees pre-clear certain types of personal securities transactions. The Adviser’s employees may invest on behalf of themselves in investments that would be appropriate for, held by, or may fall within the investment guidelines of the Fund, in each case in compliance with the Adviser’s Code of Ethics.

The Adviser’s employees may give advice or take action for their own accounts that may differ from, conflict with or be adverse to advise given or action taken for the Fund. These activities may adversely affect the prices and availability of other investments held by or potentially considered for purchase by the Fund.

Investments by Senior Management and Key Employees in the Fund and Other Accounts. Subject to applicable regulatory restrictions, the Adviser’s senior management and key employees may choose to personally invest, directly and/or indirectly, in the Fund. The senior management and key employees are not required to keep any minimum investment in the Fund and may invest in Other Accounts. Investments by the senior management and key employees in the Fund and/or Other Accounts could incentivize the senior management and key employees to increase or decrease the risk profile of the Fund

Other Activities of the Adviser. Conflicts of interest may arise from the fact that the Adviser currently provides, and may in the future provide, investment management services to other client accounts, including, without limitation, existing Other Accounts and other investment funds, separately managed accounts, proprietary accounts and other investment vehicles. Other Accounts may have investment objectives, programs, strategies and positions that are similar to or may conflict with those of the Fund, or may compete with or have interests adverse to the Fund. Such conflicts could affect the prices and availability of investments in which the Fund invests. Even if an Other Account has investment objectives, programs or strategies which are similar to those of the Fund, the Adviser may give advice or take action with respect to the investments held by, and transactions of, the Other Accounts that may differ from the advice given or the timing or nature of any action taken with respect to the investments held by, and transactions of, the Fund due to a variety of reasons, including, without limitation, differences between the investment strategy, financing terms, regulatory treatment and tax treatment of the Other Accounts and the Fund. As a result, the Fund and an Other Account may have substantially different portfolios and investment returns. Conflicts of interest may also arise when the Adviser makes decisions on behalf of the Fund with respect to matters where the interests of the Adviser or one or more Other Accounts differs from the interests of the Fund.

Allocating Investment Opportunities. The Adviser and its affiliates currently advise and manage and expect that they will in the future advise and manage additional investment accounts and investment funds, including proprietary accounts of the Adviser, its affiliates and the personnel thereof having investment guidelines substantially similar in whole or in part to those of the Fund. As a result, the Adviser may face conflicts in how it allocates both investment and disposition opportunities between the Fund and the Other Accounts. The Adviser intends to allocate such opportunities in a fair and equitable manner between the Fund and the Other Accounts, in accordance with its investment allocation policy and the requirements of the 1940 Act.

As a registered closed-end management investment company, the Fund will generally be limited in its ability to make any co-investments with its Adviser or its affiliates, including Other Accounts, without an exemptive order from the SEC, subject to certain exceptions. In particular, the Fund may engage in such co-investments with one or more affiliates to the extent the only terms being negotiated consist of price and amount of securities to be acquired. The Fund has received an exemptive order from the SEC that permits it to participate in co-investments with Other Accounts, subject to the conditions and restrictions contained in the order.

(a) (3) The Adviser’s compensation program for its senior management is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for the Adviser’s clients, including the Fund. The Adviser also strives to ensure that compensation is competitive and effective in attracting and retaining the highest caliber employees.

Senior management receive a base salary and incentive compensation. Part of the annual incentive compensation is generally paid in the form of a cash bonus, and part through an award under the firm’s Incentive Compensation Award Plan (“ICAP”). The ICAP awards vest over a pre-determined time period., On an annual basis, the Adviser endeavors to combine all of the foregoing elements into a total compensation package that considers industry compensation trends and is designed to retain its best talent.

The Adviser’s compensation philosophy for investment professionals emphasizes the discretionary nature of all incentive awards, including the allocation of incentive fees earned by the Adviser, and includes an extended vesting period. These features are designed to reward good corporate citizenship and seek to align incentives with the Fund’s interests.

(a) (4) The dollar range of the Fund’s equity securities owned directly or beneficially by the Fund’s portfolio managers as of August 28, 2026, unless otherwise noted, is set forth below:

DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
Jody Gunderson	Over $1,000,000
Lucas Detor	Over $1,000,000
David Fry	$500,001 - $1,000,000
Chris Hedberg	$500,001 - $1,000,000
Matthew Bogart	Over $1,000,000
John Withrow	$500,001 - $1,000,000
Roger Newkirk	$100,001 - $500,000

ITEM 14. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

There have been no purchases of equity securities by the Fund or by affiliated parties for the reporting period.

ITEM 15. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

ITEM 16. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 17. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The registrant did not engage in securities lending during its most recent fiscal year.

ITEM 18. RECOVERY OF ERRONEOUSLY AWARDED COMPENSATION.

Not applicable.

ITEM 19. EXHIBITS.

19(a)(1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

19(a)(2)	Not applicable

19(a)(3)	Certifications of Principal Executive Officer and Principal Financial Officer as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended.

19(a)(4)	Not applicable

19(a)(5)	Not applicable

19(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002

19(c)	Adviser’s Proxy Voting Policies and Procedures

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB CarVal Credit Opportunities Fund

By:	/s/ Lucas Detor
Lucas Detor
Principal Executive Officer

Date: September 4, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Lucas Detor
Lucas Detor
Principal Executive Officer

Date: September 4, 2026

By:	/s/ Matthew Johnson
Matthew Johnson
Treasurer, Principal Financial Officer and Principal Accounting Officer

Date: September 4, 2026